                                                                       EXECUTION


                                    INDENTURE

                            dated as of March 1, 2000



                                 by and between



                   ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-1,
                                    as Issuer

                                       and



                            THE CHASE MANHATTAN BANK,
                              as Indenture Trustee





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                                Table of Contents
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                                                                                                               Page
                                                                                                               ----
                                                      ARTICLE I
                                                     DEFINITIONS
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Section 1.01. General Definitions.................................................................................2

                                                     ARTICLE II
                                   THE NOTES; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

Section 2.01. Forms Generally.....................................................................................2
Section 2.02. Form of Certificate of Authentication...............................................................2
Section 2.03. General Provisions With Respect to Principal and Interest Payment...................................2
Section 2.04. Denominations.......................................................................................3
Section 2.05. Execution, Authentication, Delivery and Dating......................................................3
Section 2.06. Registration, Registration of Transfer and Exchange.................................................4
Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes..........................................................5
Section 2.08. Payments of Principal and Interest..................................................................6
Section 2.09. Persons Deemed Owner................................................................................7
Section 2.10. Cancellation........................................................................................8
Section 2.11. Authentication and Delivery of Notes................................................................8
Section 2.12. Limitations on Transfer of the Notes................................................................9
Section 2.13. Reserved...........................................................................................10
Section 2.14. Sale of Subsequent Mortgage Loans..................................................................10
Section 2.15. Release of Collateral..............................................................................12

                                                     ARTICLE III
                                                      COVENANTS

Section 3.01. Payment of Notes...................................................................................13
Section 3.02. Maintenance of Office or Agency....................................................................13
Section 3.03. Money for Note Payments to Be Held In Trust........................................................13
Section 3.04. Existence of Trust.................................................................................15
Section 3.05. Protection of Trust Estate.........................................................................15
Section 3.06. Opinions as to the Trust Estate....................................................................16
Section 3.07. Performance of Obligations.........................................................................16
Section 3.08. Investment Company Act.............................................................................17
Section 3.09. Negative Covenants.................................................................................17
Section 3.10. Annual Statement as to Compliance..................................................................18
Section 3.11. Restricted Payments................................................................................18
Section 3.12. Treatment of Notes as Debt for Tax Purposes........................................................18
Section 3.13. Notice of Events of Default........................................................................18
Section 3.14. Further Instruments and Acts.......................................................................19
Section 3.15. Required Collateral Coverage Ratio.................................................................19
Section 3.16. Limited Guaranty of Issuer's Performance...........................................................19
Section 3.17. Representations, Warranties and Covenants of Guarantor.............................................21
Section 3.18. Reports............................................................................................22
Section 3.19. Hedging............................................................................................23
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                                                     ARTICLE IV
                                             SATISFACTION AND DISCHARGE
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Section 4.01. Satisfaction and Discharge of Indenture............................................................24
Section 4.02. Application of Trust Money.........................................................................24

                                                      ARTICLE V
                                                DEFAULTS AND REMEDIES

Section 5.01. Event of Default...................................................................................25
Section 5.02. Acceleration of Maturity; Rescission and Annulment.................................................27
Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..........................27
Section 5.04. Remedies...........................................................................................28
Section 5.05. Indenture Trustee May File Proofs of Claim.........................................................29
Section 5.06. Indenture Trustee May Enforce Claims Without Possession of Notes...................................30
Section 5.07. Application of Money Collected.....................................................................30
Section 5.08. Limitation on Suits................................................................................31
Section 5.09. Unconditional Rights of Noteholders to Receive Principal and Interest..............................31
Section 5.10. Restoration of Rights and Remedies.................................................................31
Section 5.11. Rights and Remedies Cumulative.....................................................................32
Section 5.12. Delay or Omission Not Waiver.......................................................................32
Section 5.13. Control by Noteholders.............................................................................32
Section 5.14. Waiver of Past Defaults............................................................................32
Section 5.15. Undertaking for Costs..............................................................................33
Section 5.16. Waiver of Stay or Extension Laws...................................................................33
Section 5.17. Sale of Trust Estate...............................................................................33
Section 5.18. Action on Notes....................................................................................35
Section 5.19. Application of the Trust Indenture Act.............................................................35

                                                     ARTICLE VI
                                                THE INDENTURE TRUSTEE

Section 6.01. Duties of Indenture Trustee........................................................................35
Section 6.02. Notice of Default..................................................................................37
Section 6.03. Rights of Indenture Trustee........................................................................37
Section 6.04. Not Responsible for Recitals or Issuance of Notes..................................................38
Section 6.05. May Hold Notes.....................................................................................38
Section 6.06. Money Held in Trust................................................................................38
Section 6.07. Eligibility, Disqualification......................................................................39
Section 6.08. Indenture Trustee's Capital and Surplus............................................................39
Section 6.09. Resignation and Removal; Appointment of Successor..................................................39
Section 6.10. Acceptance of Appointment by Successor Indenture Trustee...........................................40
Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee...................41
Section 6.12. Preferential Collection of Claims Against Trust....................................................41
Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees..............................................41
Section 6.14. Authenticating Agents..............................................................................42
Section 6.15. Review of Mortgage Files...........................................................................44
Section 6.16. Indenture Trustee Fees and Expenses................................................................44
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                                       iii

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                                                     ARTICLE VII
                                           NOTEHOLDERS' LISTS AND REPORTS
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Section 7.01. Note Registrar to Furnish Indenture Trustee Names and Addresses of Noteholders.....................45
Section 7.02. Preservation of Information; Communications to Noteholders.........................................45
Section 7.03. Reports by Indenture Trustee.......................................................................45
Section 7.04. Reports by Trust...................................................................................46

                                                    ARTICLE VIII
                             ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

Section 8.01. Accounts; Investment; Collection of Moneys.........................................................46
Section 8.02. Payments; Statements...............................................................................48
Section 8.03. Reserved...........................................................................................48
Section 8.04. General Provisions Regarding the Payment Accounts and Mortgage Loans...............................48
Section 8.05. Releases of Deleted Mortgage Loans.................................................................49
Section 8.06. Reports by Indenture Trustee to Noteholders; Access to Certain Information.........................49
Section 8.07. Release of Trust Estate............................................................................49
Section 8.08. Amendment to Sale and Servicing Agreement..........................................................49
Section 8.09. Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement............................50
Section 8.10. Servicer as Agent..................................................................................50
Section 8.11. Termination of Servicer............................................................................50
Section 8.12. Opinion of Counsel.................................................................................50
Section 8.13. Appointment of Collateral Agents...................................................................51
Section 8.14. Reserved...........................................................................................51
Section 8.15. Trust Estate and Accounts Held for Benefit of the Initial Purchaser................................51

                                                     ARTICLE IX
                                               SUPPLEMENTAL INDENTURES

Section 9.01. Supplemental Indentures Without Consent of Noteholders.............................................51
Section 9.02. Supplemental Indentures With Consent of Noteholders................................................52
Section 9.03. Execution of Supplemental Indentures...............................................................53
Section 9.04. Effect of Supplemental Indentures..................................................................53
Section 9.05. Conformity With Trust Indenture Act................................................................53
Section 9.06. Reference in Notes to Supplemental Indentures......................................................53
Section 9.07. Amendments to Governing Documents..................................................................54

                                                      ARTICLE X
                                                 REDEMPTION OF NOTES

Section 10.01. Redemption........................................................................................54
Section 10.02. Form of Redemption Notice.........................................................................55
Section 10.03. Notes Payable on Optional Redemption..............................................................56
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                                       iv
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                                                     ARTICLE XI
                                                    MISCELLANEOUS
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Section 11.01. Compliance Certificates and Opinions..............................................................56
Section 11.02. Form of Documents Delivered to Indenture Trustee..................................................57
Section 11.03. Acts of Noteholders...............................................................................57
Section 11.04. Notices, etc., to Indenture Trustee, the Initial Purchaser and Trust..............................58
Section 11.05. Notices and Reports to Noteholders; Waiver of Notices.............................................59
Section 11.06. Rules by Indenture Trustee........................................................................59
Section 11.07. Conflict With Trust Indenture Act.................................................................59
Section 11.08. Effect of Headings and Table of Contents..........................................................60
Section 11.09. Successors and Assigns............................................................................60
Section 11.10. Separability......................................................................................60
Section 11.11. Benefits of Indenture.............................................................................60
Section 11.12. Legal Holidays....................................................................................60
Section 11.13. Governing Law.....................................................................................60
Section 11.14. Counterparts......................................................................................60
Section 11.15. Recording of Indenture............................................................................60
Section 11.16. Trust Obligation..................................................................................60
Section 11.17. No Petition.......................................................................................61
Section 11.18. Inspection........................................................................................61
Section 11.19. Usury.............................................................................................61


                                         APPENDICES, SCHEDULES AND EXHIBITS

Appendix I        Defined Terms

Schedule l        Mortgage Loan Schedule

Exhibit A         Form of Class A Note
Exhibit B         Form of Subsequent Pledge Agreement
Exhibit C         Form of Initial Purchaser Consent for Subsequent Mortgage Loans
Exhibit D         Form of Rule 144A Transfer Certificate
Exhibit E         Form of Purchaser's Letter for Institutional Accredited Investor
Exhibit F         Form of Transferee Certification-- Investment Company Act of 1940
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                                       v

                  This INDENTURE, dated as of March 1, 2000 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), is between ABFS MORTGAGE LOAN WAREHOUSE TRUST 2000-1, a Delaware statutory business trust (together with its permitted successors and assigns, the "Trust" or the "Issuer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (together with its permitted successors in the trust hereunder, the "Indenture Trustee") and acknowledged by AMERICAN BUSINESS FINANCIAL SERVICES, INC., as guarantor (the "Guarantor").

                              Preliminary Statement

                  The Trust has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Mortgage Backed Notes, Series 2000-1, (the "Notes"), as provided in this Indenture. All covenants and agreements made by the Trust herein are for the benefit and security of the Holders of the Notes. The Trust is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                  All things necessary to make this Indenture a valid agreement of the Trust in accordance with its terms have been done.

                                 Granting Clause

                  The Trust hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Notes, all of the Trust's right, title and interest in and to (a) the Mortgage Loans in the Mortgage Loan Schedule attached as Schedule I to this Indenture (including property that secures a Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to the Sale and Servicing Agreement, including all payments of principal received, collected or otherwise recovered after the Cut-Off Date for each Mortgage Loan, all payments of interest due on each Mortgage Loan after the Cut-Off Date therefor whenever received and all other proceeds received in respect of such Mortgage Loans, any Subsequent Mortgage Loans and any Qualified Substitute Mortgage Loan, (b) the Sale and Servicing Agreement, (c) the Insurance Policies, (d) any Rate Protection Agreements, (e) all cash, instruments or other property and the proceeds of any Rate Protection Agreements entered into by the Issuer that are held or required to be deposited in the Collection Account and the Payment Account, including all investments made with funds in such Accounts, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Notes equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise to secure
(x) the payment of all amounts due on the Notes in accordance with their terms,
(y) the payment of all other sums payable under this Indenture and (z) compliance with the provisions of this Indenture, all as provided in this Indenture. All terms used in the foregoing granting clauses that are defined in Appendix I are used with the meanings given in said Appendix I.

                  The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Holders of the Notes may be adequately and effectively protected. In addition, the Indenture Trustee agrees that it will acknowledge the Grant on each Subsequent Transfer Date of the related Subsequent Mortgage Loans pursuant to the terms of the related Subsequent Pledge Agreement, provided that the conditions precedent to the pledge of such Subsequent Mortgage Loans contained in this Indenture and in the Sale and Servicing Agreement are satisfied on or prior to such Subsequent Transfer Date.

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. General Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth in Appendix I for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine genders of such terms. Whenever reference is made herein to an Event of Default, an Amortization Event or a Default known to the Indenture Trustee or of which the Indenture Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default, an Amortization Event or a Default of which the Indenture Trustee is deemed to have notice or knowledge pursuant to
Section 6.01(d). All other terms used herein that are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                                   ARTICLE II

                 THE NOTES; PLEDGE OF SUBSEQUENT MORTGAGE LOANS

         Section 2.01. Forms Generally. The Notes shall be substantially in the form set forth at Exhibit A attached hereto and shall be issued solely in the form of fully registered Definitive Notes and not in book-entry form. Each Note may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Trust, as evidenced by its execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof with an appropriate reference on the face of the Note.

                  The Notes may be produced in any manner determined by the Trust, as evidenced by its execution thereof.

         Section 2.02. Form of Certificate of Authentication. The form of the Authenticating Agent's certificate of authentication is as set forth on the signature page of the form of the Note attached hereto at Exhibit A.

         Section 2.03. General Provisions With Respect to Principal and Interest Payment. The Notes shall be designated generally as the "ABFS Mortgage Loan Warehouse Trust 2000-1, Mortgage Backed Notes, Series 2000-1".

                  The Notes shall be issued in the form specified in Section
2.01 hereof. The Notes shall be issued in one Class designated as "Class A". The aggregate Original Note Principal Balance of Notes that may be authenticated and delivered under the Indenture is limited to $150,000,000 of Class A Notes, except for the Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.06, 2.07, or 9.06 of this Indenture; provided, that the Original Note Principal Balance of the Class A Notes when added to the outstanding amount under the Existing Warehouse Facility shall not exceed $150,000,000; and provided further that the amount due under the Class A Notes at any time shall be equal to the Class A Note Principal Balance.

                  Subject to the provisions of Sections 3.01, 5.07, 5.09 and
8.02 of this Indenture, the principal of the Notes shall be payable in installments ending no later than the related Final Stated Maturity Date, unless the unpaid principal of such Notes become due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise.

                  All payments made with respect to any Note shall be applied first to the interest then due and payable on such Note and then to the principal thereof. All computations of interest accrued on any Class A Note shall be made on the basis of a year of 360 days and the actual number of days elapsed in the related Accrual Period.

                  Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default or an Amortization Event and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Notes shall be made in accordance with Section 5.07 hereof.

                  The Notes need not be issued at the same time and, unless otherwise so provided by the Issuer, this series of Notes may be reopened upon
(i) the execution of a Subsequent Pledge Agreement by the Depositor, Issuer and Indenture Trustee to effect the delivery by the Depositor to the Issuer (and the Grant by the Issuer to the Indenture Trustee) of Subsequent Mortgage Loans pursuant to Section 2.14(b) and (ii) the issuance by the Issuer of a Trust Order to authenticate additional Notes pursuant to Section 2.11 hereof. Any additional Notes so issued will rank pari passu with all other Notes issued under this series. In the event that additional Notes are issued to the holder of existing Notes, such holder may, at its option, elect to have a single new Note issued in an amount equal to the sum of the existing Notes remaining Note Principal Balance and the Note Principal Balance of the additional Note to be issued.

         Section 2.04. Denominations. The Notes shall be issuable only as registered Definitive Notes in the denominations equal to the Authorized Denominations.

         Section 2.05. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Trust by an Authorized Officer of the Owner Trustee, acting at the direction of the Certificateholders. The signature of such Authorized Officer of the Owner Trustee on the Notes may be manual or by facsimile.

                  Notes bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer of the Owner Trustee shall bind the Trust, notwithstanding that such individual has ceased to be an Authorized Officer of the Owner Trustee prior to the authentication and delivery of such Notes or was not an Authorized Officer of the Owner Trustee at the date of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Trust may deliver Notes executed on behalf of the Trust to the Authenticating Agent for authentication, and the Authenticating Agent shall authenticate and deliver such Notes as provided in this Indenture and not otherwise.

                  Each Note authenticated on the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for in Section
2.02 hereof, executed by the Authenticating Agent by the manual signature of one of its Authorized Officers or employees, and such certificate of authentication upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 2.06. Registration, Registration of Transfer and Exchange. The Trust shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall remain the Note Registrar throughout the term hereof. Upon any resignation of the Indenture Trustee, the Servicer, on behalf of the Trust, shall promptly appoint a successor, with the approval of the Initial Purchaser, or, in the absence of such appointment, the Servicer, on behalf of the Trust, shall assume the duties of Note Registrar.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Trust to be maintained as provided in Section 3.02 hereof, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute, and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate initial Note Principal Balance.

                  At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations, and of a like aggregate Note Principal Balance, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Owner Trustee shall execute, and the Authenticating Agent shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form of the Assignment included at Exhibit A attached hereto, duly executed by the Holder thereof or its attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar, on behalf of the Trust, may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.07 hereof not involving any transfer or any exchange made by the Initial Purchaser.

         Section 2.07. Mutilated, Destroyed, Lost or Stolen Notes. If (1) any mutilated Note is surrendered to the Note Registrar or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Registrar such security or indemnity as may be required by the Note Registrar to save each of the Trust, the Owner Trustee, the Initial Purchaser and the Note Registrar harmless, then, in the absence of notice to the Note Registrar that such Note has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust, acting at the direction of the Certificateholders, shall execute and upon its delivery of a Trust Request the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Note Registrar, shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Trust, the Owner Trustee, the Initial Purchaser or the Note Registrar in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Trust may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

                  Upon the issuance of any new Note under this Section 2.07, the Note Registrar, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trust, the Indenture Trustee or the Note Registrar) connected therewith.

                  Every new Note issued pursuant to this Section 2.07 in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Trust, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section 2.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 2.08. Payments of Principal and Interest. (a) Any installment of interest or principal payable on any Notes that is punctually paid or duly provided for by the Trust on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Note and such Payment Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of immediately available funds to the account of a Noteholder, if such Noteholder (A) is the registered holder of Definitive Notes having an initial principal amount of at least $1,000,000 and (B) has provided the Indenture Trustee with wiring instructions in writing by five (5) Business Days prior to the related Record Date or has provided the Indenture Trustee with such instructions for any previous Payment Date, except for the final installment of principal payable with respect to such Note, which shall be payable as provided in subsection (b) of this Section 2.08. No fee may be charged by the Indenture Trustee to a Holder for any payment made by wire transfer. Any installment of interest or principal not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.07 applies, pursuant to
Section 5.07. Notwithstanding the forgoing, as long as Prudential Securities Credit Corp., LLC is the holder of 100% of the aggregate outstanding principal balance of the Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Bank of New York, ABA#:
021000018, A/C #: GLA 111 569 PPC, Account Name: Prudential Securities Credit Corp., Attn: Dan Lynch (212-778-7462), Ref: American Business.

                  (b) All reductions in the Note Principal Balance of a Note (or one or more Predecessor Notes) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final installment of principal of each Note shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the Corporate Trust Office of the Indenture Trustee located within the United States of America pursuant to Section 3.02. Notwithstanding the forgoing, as long as Prudential Securities Credit Corp., LLC is the holder of 100% of the aggregate outstanding principal balance of the Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Bank of New York, ABA#: 021000018, A/C #: GLA 111 569 PPC, Account Name: Prudential Securities Credit Corp., Attn: Dan Lynch (212-778-7462), Ref: American Business.

                  Whenever the Indenture Trustee expects that the entire unpaid Note Principal Balance of any Note will become due and payable on the next Payment Date, other than pursuant to a redemption pursuant to Article X, it shall, no later than two (2) Business Days prior to such Payment Date, telecopy or hand deliver to each Person in whose name a Note to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                  (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Payment Account on such Payment Date; and

                  (ii) if such funds are available, (A) such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Note at the office or agency of the Note Registrar maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Note after such Payment Date. Notwithstanding the forgoing, as long as Prudential Securities Credit Corp., LLC is the holder of 100% of the aggregate outstanding principal balance of the Notes, all installments of principal and interest shall be paid by wire transfer in immediately available funds to Bank of New York, ABA#:
         021000018, A/C #: GLA 111 569 PPC, Account Name: Prudential Securities Credit Corp., Attn: Dan Lynch (212-778-7462), Ref: American Business.

                  Notices in connection with redemptions of Notes shall be mailed to Noteholders in accordance with Section 10.02 hereof.

                  (c) Subject to the foregoing provisions of this Section 2.08, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid principal and interest that were carried by such other Note. Any checks mailed pursuant to subsection (a) of this Section 2.08 and returned undelivered shall be held in accordance with Section 3.03 hereof.

                  (d) Each (i) Servicer Remittance Report delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement, and (ii) each report regarding the Mortgage Loans delivered to the Indenture Trustee by the Servicer pursuant to Section 7.16(b) of the Sale and Servicing Agreement, shall be delivered by the Indenture Trustee to the Initial Purchaser, the Servicer, the Owner Trustee, the Depositor and each Noteholder as the statements required pursuant to Section 8.06 hereof. Neither the Indenture Trustee nor the Collateral Agent shall have any responsibility to recalculate, verify or recompute information contained in any such tape, electronic data file or disk or any such Servicer Remittance Report except to the extent necessary to satisfy all obligations under this Section 2.08(d).

                  Within ninety (90) days after the end of each calendar year, the Indenture Trustee will be required to furnish to each Person who at any time during the calendar year was a Noteholder, if requested in writing by such person, a statement containing the information set forth in subclauses (a), (b) and (c) in the definition of "Servicer Remittance Report," aggregated for such calendar year or the applicable portion thereof during which such person was a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

                  From time to time (but no more than once per calendar month), upon the written request of the Depositor and the Servicer or the Initial Purchaser, the Indenture Trustee shall report to the Depositor, the Servicer and the Initial Purchaser the amount then held in each Account (including investment earnings accrued thereon) held by the Indenture Trustee and the identity of the investments included therein. From time to time, at the request of the Initial Purchaser, the Indenture Trustee shall report to the Initial Purchaser with respect to the actual knowledge of a Responsible Officer, without independent investigation, of any breach of any of the representations or warranties relating to individual Mortgage Loans set forth in Section 4.01 of the Sale and Servicing Agreement. The Indenture Trustee shall also provide the Initial Purchaser such other information within its control as may be reasonably requested by it.

         Section 2.09. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, any agent on behalf of the Trust including but not limited to the Indenture Trustee may treat the Person in whose name any
Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on such Note and (b) on any other date for all other purposes whatsoever, and none of the Trust, the Indenture Trustee or any other agent of the Trust shall be affected by notice to the contrary.

         Section 2.10. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Registrar, be delivered to the Note Registrar and shall be promptly canceled by it. The Owner Trustee, on behalf of the Trust, shall deliver to the Note Registrar for cancellation any Note previously authenticated and delivered hereunder which the Owner Trustee, on behalf of the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Note Registrar. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Notes held by the Note Registrar shall be held by the Note Registrar in accordance with its standard retention policy, unless the Owner Trustee, on behalf of the Trust shall direct by a Trust Order that they be destroyed or returned to it.

         Section 2.11. Authentication and Delivery of Notes. The Notes shall be executed by an Authorized Officer of the Owner Trustee, on behalf of the Trust, and delivered to the Authenticating Agent for authentication, and thereupon the same shall be authenticated and delivered by the Authenticating Agent, upon a Trust Request and upon receipt by the Authenticating Agent of all of the following:

                  (a) A Trust Order authorizing the execution, authentication and delivery of the Notes and specifying the Note Principal Balance and the Percentage Interest of such Notes to be authenticated and delivered.

                  (b) With respect to the initial issuance of the Notes on the Closing Date, a Trust Order authorizing the execution and delivery of this Indenture and the Sale and Servicing Agreement.

                  (c) One or more Opinions of Counsel (which opinion shall not be at the expense of the Indenture Trustee or the Trust) addressed to the Authenticating Agent and the Initial Purchaser or upon which the Authenticating Agent and the Initial Purchaser are expressly permitted to rely, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Authenticating Agent and the Initial Purchaser.

                  In rendering the opinions set forth above, such counsel may rely upon Officer's Certificates of the Trust, the Owner Trustee, the Originators, the Depositor, the Servicer and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests that arise by operation of law and that do not require any filing or similar action in order to take priority over a perfected security interest or
(B) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of ERISA).

                  (d) An Officer's Certificate of the Trust complying with the requirements of Section 11.01 and stating that:

                  (i) the Trust is not in Default under this Indenture and the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Trust's Certificate of Trust or any indenture, mortgage, deed of trust or other agreement or instrument to which the Trust is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Trust is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (ii) the Trust is the owner of each Mortgage Loan, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Mortgage Loan (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Mortgage Loan to the Indenture Trustee;

                  (iii) the information set forth in the Mortgage Loan Schedule attached as Schedule I to this Indenture is correct;

                  (iv) the Trust has Granted to the Indenture Trustee all of its right, title and interest in each Mortgage Loan; and

                  (v) as of the Closing Date (or any Subsequent Transfer Date), no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in Section 4068(a) of the ERISA, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Trust.

                  (e) An executed counterpart of the Sale and Servicing
Agreement.

         Section 2.12. Limitations on Transfer of the Notes. (a) Any transfer of a Note shall be made in accordance with the Securities Act and the Investment Company Act. Each prospective purchaser (other than the Initial Purchaser) and any subsequent transferee of a Note other than the Depositor or an affiliate of the Depositor (each, a "Prospective Owner") shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:

                  (i) Such Person is duly authorized to purchase the Notes and its purchase of investments having the characteristics of the Notes is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

                  (ii) Such Person understands that each holder of a Note, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Indenture.

                  (b) Each Prospective Owner of a Note (other than an Initial Purchaser) shall represent and warrant in writing, to the Indenture Trustee and the Note Registrar and any of their respective successors that:

                  (i) Such Person is a Qualified Purchaser and either (A) a QIB and is aware that the seller of such Note may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Note for its own account or for the account of one or more qualified institutional buyers, for whom it is authorized to act, or (B) an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                  (ii) It understands that such Notes have not been registered under the Securities Act, and the Trust has not been registered under the Investment Company Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer such Notes, such Notes may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, (B) to a Qualified Purchaser, and (C) for so long as such Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a QIB, which is purchasing such Notes for its own account or for the account of a qualified institutional buyer, to whom notice is given that the transfer is being made in reliance on Rule 144A, or (D) to an institutional "accredited investor" within the meaning of subparagraph
         (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, which is acquiring such Notes for its own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of the Indenture.

                  In the event that a transfer of a Note is to be made in reliance upon an exemption from the Securities Act, Investment Company Act or state securities laws, in order to assure compliance with the Securities Act, the Investment Company Act and such laws, the prospective transferor and transferee shall certify to the Indenture Trustee in writing the facts surrounding the transfer in substantially the forms set forth in Exhibit D or Exhibit E and Exhibit F.

                  The Servicer on behalf of the Depositor shall provide to any Holder of a Note and any prospective transferee designated by any such Holder, information regarding the Notes and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) and Section 3(c)(7) of the Investment Company Act for transfer of any such Note without registration under the Securities Act or the Investment Company Act pursuant to the registration exemption provided thereunder. Each Holder of a Note desiring to effect such a transfer shall, and does hereby agree to, indemnify the Issuer, the Owner Trustee, the Indenture Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with federal and state securities laws.

                  Each Note shall contain a legend substantially similar to the applicable legend provided in Exhibit A stating that transfer of such Notes is subject to certain restrictions and referring prospective purchasers of the Notes to this Section 2.12 with respect to such restrictions.

         Section 2.13. Reserved.

         Section 2.14. Sale of Subsequent Mortgage Loans. (a) During the last fifteen (15) days of any calendar quarter, subject to the satisfaction of the conditions set forth in paragraph (b) of this Section 2.14, in consideration of the Indenture Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Servicer, on behalf of the Trust, of all or a portion of the Purchase Price of the related Notes, the Trust shall on any Subsequent Transfer Date pledge, without recourse, to the Indenture Trustee, for the benefit of the Noteholders, all right, title and interest of the Trust in and to the related Subsequent Mortgage Loans, including the outstanding principal of, and interest due on and after the related Subsequent Transfer Date on, such Subsequent Mortgage Loans, and all other assets in the Trust Estate relating to the Subsequent Mortgage Loans. In connection with such pledge, and pursuant to
Section 2.09 of the Sale and Servicing Agreement, the Trust does hereby also irrevocably pledge to the Indenture Trustee, for the benefit of the Noteholders, all of its rights under the Sale and Servicing Agreement, the related Subsequent Contribution Agreement and the related Subsequent Transfer Agreement, including, without limitation, its right to exercise the remedies created by Section 4.02 of the Sale and Servicing Agreement for defective documentation and for breaches of representations and warranties with respect to the Mortgage Loans contained in Sections 3.01, 3.02, 3.03 and 4.01 of the Sale and Servicing Agreement.

                  (b) The Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) of this Section 2.14 shall be pledged by the Trust to the Indenture Trustee, for the benefit of the Noteholders, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Originators shall have provided the Trust, the Depositor, the Indenture Trustee, the Collateral Agent and the Initial Purchaser with an Addition Notice at least five (5) Business Days prior to the Subsequent Transfer Date, which shall include a Mortgage Loan Schedule listing the Subsequent Mortgage Loans, and shall have provided any other information reasonably requested by any of the foregoing parties with respect to the Subsequent Mortgage Loans;

                  (ii) the Servicer shall have delivered to the Initial Purchaser the report described in Section 7.16(b) of the Sale and Servicing Agreement;

                  (iii) the Originators shall have caused the Servicer to deposit in the Collection Account all collections of (x) principal in respect of the Subsequent Mortgage Loans received after the related Subsequent Cut-Off Date and (y) interest due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date;

                  (iv) as of each Subsequent Transfer Date, neither the Originators nor the Depositor shall be insolvent, neither shall be made insolvent by such transfer and neither shall be aware of any pending insolvency;

                  (v) such Subsequent Transfer shall not result in a material adverse tax consequence to the Trust or the Holders of the Notes;

                  (vi) no Event of Default or Amortization Event shall have occurred and be continuing;

                  (vii) the Originators shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and each complies with the terms of the Sale and Servicing Agreement, including each of the representations and warranties made with respect thereto in Sections 3.01 and 4.01 of the Sale and Servicing Agreement; provided, that each representation in Section 4.01(tt) (other than clause (v)) may be waived or modified with the prior written consent of the Initial Purchaser;

                  (viii) there shall have been delivered to the Initial Purchaser, the Trust, the Collateral Agent and the Indenture Trustee, Independent Opinions of Counsel with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Depositor, the Initial Purchaser, the Trust, the Collateral Agent, and the Indenture Trustee on the Closing Date (i.e. bankruptcy, corporate and tax opinions);

                  (ix) the Indenture Trustee shall have received a written consent from the Initial Purchaser in the form of Exhibit C hereto;

                  (x) the Depositor and the Trust shall have delivered to the Indenture Trustee an executed copy of a Subsequent Transfer Agreement, substantially in the form of Exhibit E to the Sale and Servicing Agreement,

                  (xi) the Trust and the Indenture Trustee shall have executed a Subsequent Pledge Agreement, substantially in the form of Exhibit B hereto; and

                  (xii) a Collateral Deficiency Event shall not have occurred and be continuing on such Subsequent Transfer Date, nor shall a Collateral Deficiency Event occur as a result of such transfer.

                  (c) In connection with the transfer, assignment and pledge of the Subsequent Mortgage Loans, the Originators and the Depositor shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement.

         Section 2.15. Release of Collateral. The Issuer or the Servicer, on behalf of the Issuer, shall be entitled to obtain a release from the lien of this Indenture for any Collateral at any time, (i) after liquidation of the Collateral in accordance with Section 7.06 of the Sale and Servicing Agreement and the deposit of all Liquidation Proceeds and Insurance Proceeds in the Collection Account or (ii) upon the payment in full of the Mortgage Loans or the sale or other disposition of the Collateral. Any such release shall be subject to the condition that the Issuer shall have delivered to the Indenture Trustee a Trust Request (A) identifying the Collateral to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account equals the entire amount of Insurance Proceeds and Liquidation Proceeds received with respect to such Collateral.

                                  ARTICLE III

                                    COVENANTS

         Section 3.01. Payment of Notes. The Servicer, on behalf of the Trust will pay or cause to be duly and punctually paid the principal of, and interest on, the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be non-recourse obligations of the Trust and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Notes. No person (other than the Guarantor to the extent provided in the Sale and Servicing Agreement) shall be personally liable for any amounts payable under the Notes. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this
Section 3.01 shall control.

         Section 3.02. Maintenance of Office or Agency. The Indenture Trustee will always maintain its corporate trust office at a location in the United States of America where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. Such location shall be the Corporate Trust Office of the Indenture Trustee.

                  The Owner Trustee, at the direction of the Majority Certificateholder, on behalf of the Trust may also from time to time, at the expense of the Majority Certificateholders, designate one or more other offices or agencies within the United States of America where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, any designation of an office or agency for payment of Notes shall be subject to Section 3.03 hereof. The Owner Trustee, at the direction of the Majority Certificateholders, on behalf of the Trust will give prompt written notice to the Indenture Trustee and the Initial Purchaser of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 3.03. Money for Note Payments to Be Held In Trust. All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the related Payment Account pursuant to Sections 5.07 or
8.02 hereof shall be made on behalf of the Trust by the Indenture Trustee, and no amounts so withdrawn from the related Payment Account for payments on the Notes shall be paid over to the Trust under any circumstances except as provided in this Section 3.03 or in Sections 5.07 or 8.02 hereof.

                  If the Trust shall have a Note Registrar that is not also the Indenture Trustee, such Note Registrar shall furnish, no later than the fifth
(5th) calendar day after each Record Date, a list, in such form as such Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes and of the number of individual Notes held by each such Holder.

                  Whenever the Trust shall have a Paying Agent other than the Indenture Trustee, the Servicer, on behalf of the Trust, will, on or before the Business Day next preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the related Payment Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Trust Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with
Article VIII hereof.

                  Subject to the prior written consent of the Initial Purchaser, any Paying Agent other than the Indenture Trustee may be appointed by Trust Order and at the expense of the Trust. The Trust shall not appoint any Paying Agent (other than the Indenture Trustee) that is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments". The Servicer, on behalf of the Trust, will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Owner Trustee, on behalf of the Trust, an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

         (a) allocate all sums received for payment to the Holders of Notes on each Payment Date among such Holders in the proportion specified in the Servicer Remittance Report, in each case to the extent permitted by applicable law;

         (b) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

         (c) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Notes if at any time the Paying Agent ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

         (d) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any Default by the Trust (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Notes for which it is acting as Paying Agent;

         (e) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

         (f) comply with all requirements of the Code, and all regulations thereunder, with respect to withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Notes, the Servicer, on behalf of the Trust, has provided the calculations pertaining thereto to the Indenture Trustee and the Paying Agent.

                  The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Trust Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Note (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Trust, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Holder).

                  Section 3.04. Existence of Trust. (a) Subject to clauses (b) and (c) of this Section 3.04, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware or under the laws of any other state of the United States of America, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the other Basic Documents.

         (b) Subject to Section 3.09(g) hereof, and with the prior written consent of the Initial Purchaser, any entity into which the Trust may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trust shall be a party, shall be the successor issuer under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything in any agreement relating to such merger or consolidation, by which any such Trust may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation to the contrary notwithstanding (other than Section 3.09(g)).

                  (c) Upon any consolidation or merger of or other succession to the Trust in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Trust) may exercise every right and power of, and shall have all of the obligations of, the Trust under this Indenture with the same effect as if such Person had been named as the issuer herein.

         Section 3.05. Protection of Trust Estate. (a) The Trust will, from time to time, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate as made by this Indenture;

                  (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Mortgage Loans or the Sale and Servicing Agreement; or

                  (v) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Noteholders and the Initial Purchaser in the Mortgage Loans and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                  (b) The Indenture Trustee shall not, and shall not permit the Collateral Agent to, remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the Closing Date or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         Section 3.06. Opinions as to the Trust Estate. On or before April 30th in each calendar year, beginning in 2001, the Servicer, on behalf of the Trust, shall furnish to the Indenture Trustee and the Initial Purchaser an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee and the Initial Purchaser either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such action, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 1st in the following calendar year.

         Section 3.07. Performance of Obligations. (a) The Trust shall punctually perform and observe all of its obligations under this Indenture and the other Basic Documents.

                  (b) The Trust shall not take any action and will use its Best Efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Files or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents or instruments contained in the Mortgage Files, except as expressly permitted in this Indenture, the other Basic Documents or such document included in the Mortgage File or other instrument or unless such action will not adversely affect the interests of the Noteholders and the Initial Purchaser.

                  (c) If the Servicer or the Owner Trustee, on behalf of the Trust, shall have knowledge of the occurrence of a default under the Sale and Servicing Agreement, the Servicer or the Owner Trustee, as applicable, shall promptly notify the Indenture Trustee and the Initial Purchaser thereof, and, in the case of the Servicer, shall specify in such notice the action, if any, the Servicer is taking with respect to such default.

                  (d) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Indenture Trustee shall promptly notify the Initial Purchaser. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Initial Purchaser, specifying in such notice the name and address of such successor Servicer.

         Section 3.08. Investment Company Act. The Trust shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

         Section 3.09. Negative Covenants. The Trust shall not:

                  (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate, except as expressly permitted by this Indenture and the other Basic Documents;

                  (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                  (c) engage in any business or activity other than as permitted by the Trust Agreement or other than in connection with, or relating to, the issuance of the Notes pursuant to this Indenture, or amend the Trust Agreement, as in effect on the Closing Date, other than in accordance with Section 11.01 of the Trust Agreement;

                  (d) incur, issue, assume or otherwise become liable for an indebtedness other than the Notes;

                  (e) incur, assume, guaranty or agree to indemnify any Person with respect to any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Notes pursuant to this Indenture;

                  (f) subject to Article IX of the Trust Agreement, dissolve or liquidate in whole or in part (until the Notes are paid in full);

                  (g) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be impaired, amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof, or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate; or

                  (h) take any other action that should reasonably be expected to, or fail to take any action if such failure should reasonably be expected to, cause the Trust to be taxable as (x) an association pursuant to Section 7701 of the Code or (y) a taxable mortgage pool pursuant to Section 7701(i) of the Code.

         Section 3.10. Annual Statement as to Compliance. (a) On or before April 30, 2001, and each April 30 thereafter, the Servicer, on behalf of the Trust, shall deliver to the Indenture Trustee, the Initial Purchaser and the Depositor a written statement, signed by an Authorized Officer of the Servicer, on behalf of the Trust, stating that:

                  (b) a review of the fulfillment by the Trust during such year of its obligations under this Indenture has been made under such Authorized Officer's supervision; and

                  (c) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Servicer, the Indenture Trustee, the Owner Trustee and the holder of Certificates as contemplated by, and to the extent funds are available for such purpose under this Indenture and the other Basic Documents and the Trust will not, directly or indirectly, make or cause to be made payments to or distributions from any Payment Account except in accordance with this Indenture.

         Section 3.12. Treatment of Notes as Debt for Tax Purposes. For purposes of federal, state and local income, franchise and any other income taxes, the Trust will treat the Notes as indebtedness, and hereby instructs the Indenture Trustee, Paying Agent and the Servicer, on behalf of the Trust to treat the Notes as indebtedness for all applicable tax reporting purposes.

         Section 3.13. Notice of Events of Default. The Servicer, on behalf of the Trust, shall give the Indenture Trustee, the Initial Purchaser and the Depositor prompt written notice of each Event of Default and Amortization Event hereunder, each default on the part of the Servicer or the Originators of their obligations.

         Section 3.14. Further Instruments and Acts. Upon written request of the Indenture Trustee or the Initial Purchaser, the Owner Trustee, on behalf of the Trust, and at the direction of the Certificateholders, will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.15. Required Collateral Coverage Ratio. (a) The Issuer covenants and agrees that so long as any of the Notes are outstanding, it will at all times maintain sufficient Collateral pledged to the Indenture Trustee hereunder such that a Collateral Deficiency Event (as determined by the Initial Purchaser in its sole and absolute discretion) will not occur.

                  (b) If a Collateral Deficiency Event occurs, the Issuer shall on the following Business Day pledge to the Indenture Trustee additional Mortgage Loans or cash having an aggregate Market Value at least equal to the Restoration Amount. If the Issuer fails to satisfy the requirements of the preceding sentence, an Event of Default and an Amortization Event shall be deemed to have occurred.

         Section 3.16. Limited Guaranty of Issuer's Performance.

                  (a) The Guarantor hereby unconditionally and irrevocably guarantees, as primary obligor, to the Noteholders the full and punctual payment of all amounts payable by, and the full and punctual performance of all other obligations of, the Issuer under this Indenture (the "Guaranteed Obligations"), in each case at the place of such payment or performance. Upon failure by the Issuer to pay fully and punctually any such amount or to perform fully and punctually any such other obligation, the Guarantor shall forthwith immediately upon demand pay the amount not so paid and perform or cause to be performed such other obligation, in each case at the place, in the manner and at the time specified in the Indenture. This guaranty is a guaranty of payment and performance and not of collection.

                  (b) Notwithstanding anything in this Section 3.16 to the contrary and except to the extent of any obligation of the issuer arising as a result of the failure by the Depositor to repurchase any Mortgage Loan as to which any of the representations and warranties contained herein have been breached, the Guarantor's obligations pursuant to paragraph (a) above together with its obligations pursuant to Section 13.01 of the Sale and Servicing Agreement shall be limited to an aggregate amount equal to the product of 5.00% and the Maximum Collateral Amount.

                  (c) The obligations of the Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by the Issuer, as a result of:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any Guaranteed Obligation or any related document in connection with the transactions contemplated hereby or thereby, whether by operation of law or otherwise;

                  (ii) any modification or amendment of or supplement to this Indenture, the Sale and Servicing Agreement or any related documents;

                  (iii) any change in the corporate existence, structure or ownership of the Issuer, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer, or its assets and properties or any resulting release or discharge of any Guaranteed Obligation;

                  (iv) the existence of any claim, set-off, defense or other right which the Guarantor may have at any time against the Issuer, Prudential Securities Credit Corp., LLC or its affiliates, or any other Person, whether in connection herewith or any unrelated transactions; provided, however, that nothing herein shall prevent the assertion of any such claim, set-off, defense or other right by separate suit or compulsory counterclaim;

                  (v) any invalidity or unenforceability relating to or against the Issuer for any reason of this Indenture, the Sale and Servicing Agreement or any related documents, or any provision of applicable law purporting to prohibit the performance of any Guaranteed Obligation;

                  (vi) any other act or omission to act or delay of any kind by the Issuer; or

                  (vii) any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder. The guarantee provided in this Section 3.16 shall encompass any modification or amendment of, or supplement to, this Indenture, the Sale and Servicing Agreement or any related documents.

                  (d) The Guarantor's obligations hereunder shall remain in full force and effect for so long as the Issuer has any Guaranteed Obligations. If at any time any payment of any amount payable by the Issuer is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Issuer, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  (e) The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action first be taken by any Person against the Issuer, or any other Person, including that any action first be taken to pursue other remedies or to mitigate damages resulting from a failure by the Issuer to perform any Guaranteed Obligation, prior to seeking performance by the Guarantor of its obligations hereunder.

                  (f) The Guarantor shall not enforce or otherwise exercise any right of subrogation to any of the rights of any other Person or any indemnified Person against the Issuer and, notwithstanding anything to the contrary contained herein, the Guarantor hereby waives all rights of subrogation (whether contractual, under Section 509 of the U.S. Bankruptcy Code, at law or in equity or otherwise) to the claims of the Noteholders or any indemnified Person against the Issuer and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the U.S. Bankruptcy Code) which the Guarantor might now have or hereafter acquire against the Issuer that arise from the existence or performance of the Guarantor's obligations hereunder.

         Section 3.17. Representations, Warranties and Covenants of Guarantor.

                  (a) The Guarantor represents and warrants to the Issuer, the Indenture Trustee and the Noteholders that as of the Closing Date and at all times while any Notes remain outstanding:

                  (i) It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                  (ii) It is duly licensed as a "Licensee" or is otherwise qualified in each state in which it transacts business to the extent required under applicable law unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect (as defined in clause
         (a)(vii) of this Section 3.17), and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Indenture, the Sale and Servicing Agreement and the other documents evidencing or securing the Notes (the "Transaction Documents").

                  (iii) At all times after the Indenture Trustee has received a Mortgage Loan until payment in full of the Class A Notes, the Guarantor and the Originators will not knowingly and intentionally commit any act in violation of applicable laws, or regulations promulgated with respect thereto.

                  (iv) The Guarantor is solvent (the Guarantor's assets exceed its liabilities and the Guarantor is able to pay its debts as such debts become due). As of the date of this Agreement, the Guarantor is not in default under any mortgage, guaranty, borrowing agreement or other document evidencing or securing indebtedness or any contingent liability of the Guarantor to Prudential Securities Credit Corp., LLC, its affiliates or another lender (each, an "Other Debt Agreement" and, collectively, "Other Debt Agreements"). The performance by the Guarantor of this Indenture and the other Transaction Documents do not conflict with any term or provision of the certificate of incorporation or by-laws of the Guarantor or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the Guarantor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Guarantor and will not result in any violation of any of the Other Debt Agreements.

                  (v) All financial statements or certificates of the Guarantor or the officers of either entity furnished to the Initial Purchaser are true and complete in all material respects and do not omit to disclose any material liabilities or material contingent liabilities or other facts relevant to the Guarantor's financial condition. All such financial statements have been prepared in accordance with GAAP; provided, that interim financial statements do not need to include footnotes.

                  (vi) No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by the Guarantor of this Indenture or the Sale and Servicing Agreement.

                  (vii) There is no action, proceeding or investigation pending with respect to which the Guarantor has received service of process or, to the best of the Guarantor's knowledge, threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Indenture or the Sale and Servicing Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or the Sale and Servicing Agreement, or
         (C) which might materially and adversely affect the validity or collectibility of the Mortgage Loans or the performance by the Guarantor of its obligations under, or the validity or enforceability of, this Indenture or the Sale and Servicing Agreement.

                  (viii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Guarantor since the date set forth in the most recent financial statements and other notices supplied to the Initial Purchaser pursuant to Section 3.18(b) hereof which constitutes an impairment of the Guarantor's ability to perform its obligations under this Agreement or the Sale and Servicing Agreement.

                  (ix) This Agreement and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Guarantor, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Guarantor in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

                  (b) The Guarantor hereby remakes all covenants, representations and warranties that it made pursuant to the Existing Warehouse Facility as if the same were set forth herein.

         Section 3.18. Reports.

                  (a) The Guarantor shall cause the Trust or the Servicer to provide the Initial Purchaser with a report (a "Supplemental Mortgage Loan Schedule") (i) on the date any Subsequent Mortgage Loans are delivered and at the earliest of (a) two business days before each Subsequent Transfer Date or
(b) five business days following the end of each month and (ii) within two business days following any request by the Initial Purchaser or any affiliate thereof for such a schedule. Such Supplemental Mortgage Loan Schedule will contain information concerning (a) the Mortgage Loans then held by the Issuer;
(b) any Mortgage Loans proposed to be delivered to the facility on the next Subsequent Transfer Date or in connection with Collateral maintenance pursuant to Section 3.15 hereof and (c) the portfolio performance data with respect to all such Pledged Mortgage Loans, including, without limitation, any outstanding delinquencies, prepayments in whole or in part and any repurchases by the Depositor, and shall be in a format as may be agreed upon by the Initial Purchaser and the Servicer or Issuer from time to time; provided, that each such Report shall be transmitted by the Guarantor to the Initial Purchaser either via modem or on a computer disk or tape.

         (b) The Guarantor shall furnish to the Initial Purchaser (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given or received by the Guarantor to or from its other lenders, (y) immediately, notice of the occurrence of any Event of Default or Amortization Event hereunder or any Event of Default under the Existing Warehouse Facility or of any situation which, with the passage of time, would develop into an Event of Default or Amortization Event hereunder or an Event of Default under the Existing Warehouse Facility and (z) the following:

                  (i) consolidated audited financial statements of the Guarantor within 105 days of the Guarantor's fiscal year end;

                  (ii) consolidated unaudited financial statements of Guarantor for each of Guarantor's first three quarters of each fiscal year, within 50 days after each quarter end;

                  (iii) quarterly and annual consolidated financial statements of Guarantor reflecting material intercompany adjustments within 5 business days of their release;

                  (iv) copies of all Form 10-Ks, registration statements and other "corporate finance" SEC filings (other than Form 8-Ks) by the Guarantor and its Affiliates, within five business days of their filing with the SEC; provided, that, Guarantor will provide PSI with a copy of Guarantor's annual Form 10-K filed with the SEC no later than 105 days after the end of the Guarantor's fiscal year;

                  (v) a schedule of its subordinated debt and its expected balances and payments over the next twelve months, within 50 days following the end of each calendar quarter; and

                  (vi) a schedule of its residual assets and their expected balances and payments over the next twelve months, within 50 days following the end of each calendar quarter.

                  All required financial statements, information and reports shall be prepared in accordance with U.S. GAAP, or, if applicable to SEC filings, SEC accounting regulations; provided, that interim financial statements do not need to include footnotes.

         (c) In conjunction with the delivery of each of the financial statements to be delivered by the Guarantor pursuant to Sections 3.18(b)(i) through (v), the Guarantor shall deliver to the Initial Purchaser an Officer's Certificate of the Guarantor certifying that, as of the date of delivery of such financial statements, the Guarantor is in compliance with all the terms of this Agreement including, without limitation, each of the covenants set forth in
Section 3.17(b), and such officer's certificate shall have attached thereto as an exhibit a schedule showing the calculation of each such covenant.

         Section 3.19. Hedging. The Issuer covenants and agrees to maintain at all times for the benefit of the Noteholders hedging agreements with third parties (including PSI and the Initial Purchaser), with a principal balance or a notional principal balance that is no less than 90% and no more than 100% of the outstanding Principal Balance of the Pledged Mortgage Loans, that are reasonably satisfactory to the Initial Purchaser. The Issuer hereby covenants and agrees that the proceeds from any hedging transactions shall be deposited in the Payment Account with the Indenture Trustee.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.01. Satisfaction and Discharge of Indenture. Whenever the following conditions shall have been satisfied:

                  (a) the entire unpaid Note Principal Balance of the Notes not theretofore delivered to the Indenture Trustee for cancellation has been paid and discharged;

                  (b) the Servicer, on behalf of the Trust, has paid or caused to be paid all other sums payable hereunder by the Servicer; and

                  (c) the Servicer, on behalf of the Trust, has delivered to the Indenture Trustee and the Initial Purchaser an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee and the Initial Purchaser each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon a Trust Request, this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Trust (or of the Servicer in the case of a redemption by the Servicer pursuant to Section 10.01 hereof), execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Trust or upon Trust Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (a) and (b) above.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Indenture Trustee and any Paying Agent to the Trust and the Holders of Notes under Section 3.03 hereof, the obligations of the Indenture Trustee to the Holders of Notes under Section 4.02 hereof and the provisions of Section 2.07 hereof with respect to lost, stolen, destroyed or mutilated Notes, registration of transfers of Notes and rights to receive payments of principal of and interest on the Notes shall survive.

         Section 4.02. Application of Trust Money. All money deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee.

                                   ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.01. Event of Default. "Event of Default", wherever used herein, means, with respect to Notes issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, on any Payment Date, any Interest Payment Amount;

                  (b) if the Trust shall fail to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the holders of the Notes, (x) on any Payment Date, an amount equal to the Class A Principal Payment Amount due on the Notes on such Payment Date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the Final Stated Maturity Date for any Class of Notes, the aggregate outstanding Note Principal Balance of such Class of Notes;

                  (c) if the Trust shall breach or default in the due observance of any one or more of the covenants set forth in clauses (a) through (h) of
Section 3.09 hereof;

                  (d) if the Trust shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the Trust is generally not paying its debts as they come due, or the Trust shall make a general assignment for the benefit of creditors;

                  (e) if the Trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegation of a petition filed against the Trust in any such proceeding, or the Trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

                  (f) if an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Trust, a custodian, receiver, trustee or liquidator (or other similar official) of the Trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of thirty (30) days after the date of entry thereof;

                  (g) if a petition against the Trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within thirty (30) days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the Trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the Trust or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of thirty (30) days;

                  (h) if there shall have occurred Servicer Event of Default under the Sale and Servicing Agreement;

                  (i) with respect to any Other Debt Agreement which evidences debt owed by the Guarantor in excess of $1,000,000 and after the expiration of any, applicable grace and/or cure period provided therein, (i) a monetary "event of default" by the Guarantor under such agreement, (ii) a non-monetary "event of default" by the Guarantor under such agreement which has resulted in the acceleration of the underlying debt, and (iii) a non-monetary "event of default" by the Guarantor under such agreement;

                  (j) the filing by the Guarantor of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Guarantor to secure dismissal of any such petition filed against it within thirty (30) days of such filing; the making of any general assignment by the Guarantor, or any Affiliate for the benefit of creditors; the appointment of a receiver or trustee for the Guarantor, or for any part of the Guarantor's assets; the institution by the Guarantor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Guarantor; the institution of any such proceeding against the Guarantor if the Guarantor shall fail to secure dismissal thereof within thirty (30) days thereafter; the consent by the Guarantor to any type of insolvency proceeding against the Guarantor (under the Bankruptcy Code or otherwise); the occurrence of any event or existence of any condition which could be the ground, basis or cause for any proceeding or petition described in this clause (j);

                  (k) any material adverse change in the financial condition of the Guarantor or the existence of any other condition which, in the Initial Purchaser's sole and reasonable determination, constitutes an impairment of the Guarantor's ability to perform its obligations under this Agreement or the Sale and Servicing Agreement and which condition is not remedied within ten (10) days after written notice to the Guarantor thereof or, if the conditions cannot be fully remedied within said ten days, substantial progress has not been made within said ten days toward remedy of the condition;

                  (l) a material breach by the Guarantor of any representation, warranty or covenant set forth in Section 3.17 hereof and which breach, if susceptible to cure, remains unremedied for a period of 10 days after written notice thereof from Initial Purchaser;

                  (m) a Change of Control shall have occurred;

                  (n) an Amortization Event shall have occurred;

                  (o) an Event of Default shall have occurred under the Existing Warehouse Facility.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default or an Amortization Event occurs and is continuing, then and in every such case, but with the consent of the Initial Purchaser, the Indenture Trustee may, and on request of the Initial Purchaser, or, with the prior written consent of the Initial Purchaser, the Holders of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes of the Notes, shall, declare all the Notes to be immediately due and payable by a notice in writing to the Trust (and to the Indenture Trustee if given by Noteholders), and upon any such declaration such Notes, in an amount equal to the entire unpaid Note Principal Balance of such Notes, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable, all subject to the prior written consent of the Initial Purchaser.

                  At any time after such a declaration of acceleration of maturity of the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Initial Purchaser, or the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes, with the prior written consent of the Initial Purchaser, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                  (i) all payments of principal of, and interest on, all Outstanding Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default or Amortization Event giving rise to such acceleration had not occurred; and

                  (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 5.14 hereof.

                  No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. Subject to the provisions of Section 3.01 hereof and the following sentence, if an Event of Default or an Amortization Event occurs and is continuing, the Indenture Trustee may, with the prior written consent of the Initial Purchaser, proceed to protect and enforce its rights and the rights of the Noteholders by any Proceedings the Indenture Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee, on behalf of the Noteholders, or any Noteholder against the Trust shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Trust, other than the Trust Estate relative to the Notes in respect of which such Event of Default or Amortization Event has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Notes may be sought or obtained by the Indenture Trustee or any Noteholder against the Trust. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

         Section 5.04. Remedies. (a) If an Event of Default or Amortization Event shall have occurred and be continuing and the Notes been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee, at the direction of the Initial Purchaser (subject to Section 5.17 hereof, to the extent applicable) may, for the benefit of the Noteholders, do one or more of the following:

                  (i) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03 hereof;

                  (ii) in accordance with Section 5.17 hereof, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                  (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Notes and the Initial Purchaser hereunder; and

                  (v) refrain from selling the Trust Estate and apply all funds on deposit in each of the Accounts pursuant to Section 5.07 hereof.

                  (b) Upon the occurrence of an Amortization Event or an Event of Default under Section 5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Indenture Trustee, at the direction of the Initial Purchaser may take any one of the following courses of action: (i) subject to providing seven Business Days' prior notice thereof to the Depositor, the Guarantor, the Noteholders and the Initial Purchaser, sell the Pledged Mortgage Loans in the manner set forth in Section 12.16 of the Sale and Servicing Agreement; (ii) apply all collections on the Pledged Mortgage Loans to pay outstanding principal on the Notes (but solely after payment of any outstanding Servicing Fees, Indenture Trustee Fees, hedging fees and interest payments on the Notes due on such Payment Date); (iv) apply the collections on the Pledged Mortgage Loans in the priorities the Initial Purchaser deems appropriate; provided that the payment of any outstanding Indenture Trustee Fees and Servicing Fees shall not be made subordinate to payment of principal or interest on the Notes; (v) require the Depositor to transfer additional Subsequent Mortgage Loans to the Trust in accordance with the procedures set forth in the Sale and Servicing Agreement and this Indenture; (vi) increase the per annum interest rate on the Notes to LIBOR plus 5.00% or any lesser rate the Initial Purchaser determines in its sole discretion to be appropriate; (vii) arrange for the transfer of servicing of the Mortgage Loans to an newly appointed successor servicer; or
(viii) waive any such Amortization Event or Event of Default indefinitely or for a specific period of time as it deems appropriate.

                  (c) Upon the occurrence of an Amortization Event or an Event of Default under Section 5.01 that has not been cured by the Depositor or the Issuer within the applicable cure period provided in the Sale and Servicing Agreement, the Initial Purchaser may take action in the manner set forth in
Section 12.17 of the Sale and Servicing Agreement.

         Section 5.05. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Trust or any other obligor upon any of the Notes or the property of the Trust or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Trust for the payment of any overdue principal or interest) shall, with the prior written consent of the Initial Purchaser, be entitled and empowered, by intervention in such Proceeding or otherwise to:

                  (a) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel), the Noteholders and the Initial Purchaser allowed in such Proceeding, and

                  (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Noteholder and the Initial Purchaser to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders and the Initial Purchaser, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

                  Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder or the Initial Purchaser any plan of reorganization, arrangement, adjustment or composition affecting any of the Notes or the rights of any Holder thereof, or the Initial Purchaser, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder or the Initial Purchaser in any such Proceeding.

         Section 5.06. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee, at the direction of the Initial Purchaser, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered after payment of amounts required to be paid pursuant to clause (a) of Section 5.07 hereof.

         Section 5.07. Application of Money Collected. If the Notes have been declared due and payable following an Event of Default or an Amortization Event and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Notes shall be applied in the following order (unless otherwise determined by the Initial Purchaser pursuant to the occurrence of an Amortization Event), at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, the Notes, upon presentation and surrender thereof:

                  (a) first, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V; provided, however, that any amounts payable to the Indenture Trustee pursuant to this clause (a) shall be limited in the aggregate to $150,000 per annum;

                  (b) second, to the payment of any Interest Payment Amount then due and unpaid upon the Outstanding Notes through the day preceding the date on which such payment is made;

                  (c) third, to the payment of the Note Principal Balance of each of the Outstanding Notes, up to the amount of their respective unpaid Note Principal Balance, ratably, without preference or priority of any kind;

                  (d) fourth, to the extent not paid pursuant to clause (a) above, to the Indenture Trustee, any unpaid Indenture Trustee Fees then due and any other amounts payable and due to the Indenture Trustee under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this Article V;

                  (e) fifth, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees then due and to reimburse the Servicer for Periodic Advances previously made by, and not previously reimbursed to or retained by, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances previously made by, and not previously reimbursed to or retained by, the Servicer; and

                  (f) sixth, the remainder to the Holder of Trust Certificates.

         Section 5.08. Limitation on Suits. No Holder of a Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default or Amortization Event;

                  (b) the Holders of Notes representing not less than 25% of the Note Principal Balance of the Outstanding Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default or Amortization Event in its own name as Indenture Trustee hereunder;

                  (c) such Holder or Holders have offered to the Indenture Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Indenture Trustee, for five (5) days after its receipt of such notice, request and offer of indemnity, has failed to institute any such Proceeding;

                  (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such five (5) day period by the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes; and

                  (f) the consent of the Initial Purchaser shall have been obtained; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than 50% of the Note Principal Balances of the Outstanding Notes, the Indenture Trustee shall take the action prescribed by the group representing a greater percentage of the Note Principal Balances of the Outstanding Notes.

         Section 5.09. Unconditional Rights of Noteholders to Receive Principal and Interest. Subject to the provisions in this Indenture (including Sections
3.01 and 5.03 hereof) limiting the right to recover amounts due on a Note to recovery from amounts in the portion of the Trust Estate relating to such Note, the Holder of any Note shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Note on the respective Payment Date for such installments of interest, to receive payment of each installment of principal of such Note when due (or, in the case of any Note called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.10. Restoration of Rights and Remedies. If the Indenture Trustee, the Initial Purchaser or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined to be adverse to the Indenture Trustee, the Initial Purchaser or to such Noteholder, then and in every such case the Indenture Trustee, the Initial Purchaser and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Initial Purchaser and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.11. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Initial Purchaser or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.12. Delay or Omission Not Waiver. No delay or omission of the Indenture Trustee, the Initial Purchaser or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default or Amortization Event shall impair any such right or remedy or constitute a waiver of any such Event of Default or Amortization Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Initial Purchaser or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Initial Purchaser or by the Noteholders with the prior consent of the Initial Purchaser, as the case may be.

         Section 5.13. Control by Noteholders. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes on the applicable Record Date shall, with the consent of the Initial Purchaser, have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) any direction to the Indenture Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Notes representing the percentage of the Note Principal Balance of the Outstanding Notes specified in Section 5.17(b)(i) hereof, unless Section 5.17(b)(ii) hereof is applicable; and

                  (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee or as directed by the Initial Purchaser that is not inconsistent with such direction; provided, however, that, subject to
Section 6.01 hereof, the Indenture Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 5.14. Waiver of Past Defaults. The Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes on the applicable Record Date may on behalf of the Holders of all the Notes, and with the consent of the Initial Purchaser, waive any past Default hereunder and its consequences, except a Default:

                  (a) in the payment of principal or any installment of interest on any Note; or

                  (b) in respect of a covenant or provision hereof that under
Section 9.02 hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default or Amortization Event arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 5.15. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.15 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by the Initial Purchaser or any Noteholder, or group of Noteholders, holding in the aggregate Notes representing more than 10% of the Note Principal Balance of the Outstanding Notes, or to any suit instituted by the Initial Purchaser or any Noteholder for the enforcement of the payment of any Interest Payment Amount or Class A Principal Payment Amount on any Note on or after the related Payment Date or for the enforcement of the payment of principal of any Note on or after the Final Stated Maturity Date (or, in the case of any Note called for redemption, on or after the applicable Redemption Date).

         Section 5.16. Waiver of Stay or Extension Laws. The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, that may affect the covenants in, or the performance of, this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.17. Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 hereof or
Section 12.16 of the Sale and Servicing Agreement shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale.

                  (b) To the extent permitted by law, the Indenture Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                  (i) the Holders of Notes representing not less than 50% of the Note Principal Balance of the Notes then Outstanding consent to or direct the Indenture Trustee to make such Sale; or

                  (ii) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Notes, in full payment thereof in accordance with Section 5.07 hereof, on the Payment Date next succeeding the date of such Sale.

                  The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.17(b). No Sale hereunder shall be effective without the consent of the Initial Purchaser.

                  (c) Unless the Holders of all Outstanding Notes have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.17 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, acting in its capacity as Indenture Trustee (i) on behalf of the Noteholders and the Initial Purchaser, shall prevent such Sale and bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders and the Initial Purchaser.

                  (d) In connection with a Sale of all or any portion of the Trust Estate:

                  (i) any Holder or Holders of Notes may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Notes as a result of such Sale in accordance with Section 5.07 hereof on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof,

                  (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Trust to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale;

                  (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys; and

                  (vi) no Sale may be affected without the prior written consent of the Initial Purchaser.

         Section 5.18. Action on Notes. The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Initial Purchaser or the Holders of Notes shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         Section 5.19. Application of the Trust Indenture Act. Pursuant to
Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

         Section 6.01. Duties of Indenture Trustee. (a) If an Event of Default or an Amortization Event has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) Except during the continuance of an Event of Default or an Amortization Event:

                  (i) the Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may request and conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

                  (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of subsection (b) of this Section 6.01;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 5.13 or 5.17 hereof or exercising any trust or power or remedy conferred upon the Indenture Trustee under this Indenture.

                  (d) Except with respect to duties of the Indenture Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default or Amortization Event described in Sections 5.01(e), (f), (g), (h), (i), (j), (k), (l), (m), (n) or (o) hereof or any Default described in Sections 5.01(c) or 5.01(d) hereof or of any event described in Section 3.05 hereof unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department and having direct responsibility for this Indenture has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default, Amortization Event or Default is received by the Indenture Trustee at the Corporate Trust Office, and such notice references the Notes generally, the Trust, the Trust Estate or this Indenture.

                  (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it under this Indenture or the other Basic Documents.

                  (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 6.01.

                  (g) Notwithstanding any extinguishment of all right, title and interest of the Trust in and to the Trust Estate following an Event of Default or Amortization Event and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof), the Noteholders and the Initial Purchaser and the rights of Noteholders and the Initial Purchaser shall continue to be governed by the terms of this Indenture.

                  (h) The Indenture Trustee, the Collateral Agent or any successor Collateral Agent appointed pursuant to Section 11.08 of the Sale and Servicing Agreement shall at all times retain possession of the Indenture Trustee's Mortgage Files in the State of Delaware, the State of New York, or the State of Texas except for those Indenture Trustee's Mortgage Files or portions thereof released to the Servicer or the Initial Purchaser pursuant to this Indenture or the Sale and Servicing Agreement.

                  (i) Subject to the other provisions of this Indenture and without limiting the generality of this Section 6.01, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate from funds available in the Payment Accounts or (D) to confirm or verify the contents of any reports or certificates of the Servicer delivered to the Indenture Trustee pursuant to this Indenture believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties.

         Section 6.02. Notice of Default. Immediately after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to the Initial Purchaser and the Depositor notice of each such Default and, within ninety (90) days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Notes notice of each such Default, unless such Default shall have been cured or waived; provided, however, that in no event shall the Indenture Trustee provide notice, or fail to provide notice of a Default known to the Indenture Trustee in a manner contrary to the requirements of the Trust Indenture Act.

         Section 6.03. Rights of Indenture Trustee. (a) Except as otherwise provided in Section 6.01 hereof, the Indenture Trustee may rely on, and be protected in acting or refraining to act upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

                  (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Officer's Certificate or Opinion of Counsel.

                  (c) With the consent of the Initial Purchaser, which consent shall not be unreasonably withheld, the Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

                  (e) The Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders or the Initial Purchaser, pursuant to the provisions of this Indenture, unless such Noteholders or the Initial Purchaser shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Noteholders or the Initial Purchaser; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action.

                  (g) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for anything other than its negligence or willful misconduct in the performance of such act.

         Section 6.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except, with respect to the Indenture Trustee, the certificates of authentication on the Notes, shall be taken as the statements of the Trust, and the Owner Trustee, the Indenture Trustee and the Authenticating Agent assume no responsibility for their correctness. The Owner Trustee and the Indenture Trustee make no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Notes. Neither the Indenture Trustee nor the Owner Trustee shall be accountable for the use or application by the Trust of the Notes or the proceeds thereof or any money paid to the Trust or upon a Trust Order pursuant to the provisions hereof.

         Section 6.05. May Hold Notes. The Indenture Trustee, any Agent, or any other agent of the Trust, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 6.07 and 6.13 hereof, may otherwise deal with the Trust or any Affiliate of the Trust with the same rights it would have if it were not Indenture Trustee, Agent or such other agent.

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

         Section 6.06. Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Trust and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments, which are obligations of others.

         Section 6.07. Eligibility, Disqualification. Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have an indenture trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.08 hereof. The Indenture Trustee shall be subject to TIA Section 310(b).

         Section 6.08. Indenture Trustee's Capital and Surplus. The Indenture Trustee shall at all times (a)(i) have a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $100,000,000 and (b) be rated (or have long-term debt rated) "BBB" or better by S&P and "Baa2" by Moody's; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2). If the Indenture Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(1), its combined capital and surplus for purposes of this Section 6.08 shall be as set forth in the latest such report. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08 and TIA Section 310(a)(2), it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

         Section 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article VI shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 6.10 hereof.

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Trust and the Initial Purchaser. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by the Initial Purchaser or, with the consent of the Initial Purchaser, by Act of the Holders representing more than 50% of the Note Principal Balance of the Outstanding Notes, by written notice delivered to the Indenture Trustee and to the Trust.

                  (d) If at any time:

                  (i) the Indenture Trustee shall have a conflicting interest prohibited by Section 6.07 hereof and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.07 hereof after written request therefor by the Trust or by any Noteholder; or

                  (ii) the Indenture Trustee shall cease to be eligible under
         Section 6.08 hereof or shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

                  then, in any such case, (x) the Owner Trustee, on behalf of the Trust, by a Trust Order, with the consent of the Initial Purchaser, may remove the Indenture Trustee, and the Owner Trustee, on behalf of the Trust, by a Trust Order, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee acceptable to the Initial Purchaser and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Owner Trustee, on behalf of the Trust, and the Initial Purchaser do not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment, or (y) subject to Section 5.15 hereof, and, in the case of a conflicting interest as described in clause (i) above, unless the Indenture Trustee's duty to resign has been stayed as provided in TIA Section 310(b), any Noteholder who has been a bona fide Holder of a Note for at least six (6) months or the Initial Purchaser may, on behalf of himself and all others similarly situated, with the consent of the Initial Purchaser, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Owner Trustee, on behalf of the Trust, by a Trust Order, shall promptly appoint a successor Indenture Trustee acceptable to the Initial Purchaser. If within one (1) year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by the Initial Purchaser or, with the consent of the Initial Purchaser, by Act of the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes delivered to the Trust and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the predecessor Indenture Trustee appointed by the Trust. If no successor Indenture Trustee shall have been so appointed by the Trust, the Initial Purchaser or Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six (6) months may, on behalf of himself and all others similarly situated, with the consent of the Initial Purchaser, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (f) The Servicer, on behalf of the Trust, shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Notes and the Initial Purchaser. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor Indenture Trustee. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Trust, the Initial Purchaser and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, upon a Trust Request of the Owner Trustee, on behalf of the Trust, or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon a written request of any such successor Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall, with the written consent of the Initial Purchaser, execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article VI.

         Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation or banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder; provided, that such corporation or banking association shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

         Section 6.12. Preferential Collection of Claims Against Trust. The Indenture Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 31l(b), and an Indenture Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

         Section 6.13. Co-Indenture Trustees and Separate Indenture Trustees. At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Indenture Trustee shall have power to appoint, and, upon the written request of the Indenture Trustee, the Initial Purchaser or of the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes with respect to which a co-trustee or separate trustee is being appointed, with the written consent of the Initial Purchaser, the Owner Trustee, on behalf of the Trust, shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 6.13. If the Owner Trustee, on behalf of the Trust, does not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Indenture Trustee.

                  Should any written instrument from the Trust be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on written request, be executed, acknowledged and delivered by the Owner Trustee, on behalf of the Trust, with the written consent of the Initial Purchaser.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                  (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (c) The Indenture Trustee at any time, by an instrument in writing, executed by it, with the concurrence of the Owner Trustee, on behalf of the Trust, evidenced by a Trust Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 6.13, and, in case an Event of Default or Amortization Event has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Trust, but upon the written request of the Indenture Trustee, the Owner Trustee, on behalf of the Trust, shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 6.13.

                  (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder.

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

                  (e) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 6.14. Authenticating Agents. The Owner Trustee, acting at the direction of the Majority Certificateholders, shall appoint an Authenticating Agent with power to act on the Trust's behalf, subject to the direction of the Majority Certificateholders, in the authentication and delivery of the Notes designated for such authentication and, containing provisions therein for such authentication (unless the Owner Trustee, acting at the direction of the Majority Certificateholders, has made other arrangements, satisfactory to the Indenture Trustee and such Authenticating Agent, for notation on the Notes of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Notes) in connection with transfers and exchanges under Section 2.06 hereof, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by Section 2.06 hereof to authenticate and deliver Notes. For all purposes of this Indenture (other than in connection with the authentication and delivery of Notes pursuant to Sections 2.05 and 2.11 hereof in connection with their initial issuance), the authentication and delivery of Notes by the Authenticating Agent pursuant to this Section 6.14 shall be deemed to be the authentication and delivery of Notes "by the Indenture Trustee." Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section 6.07 hereof for the Indenture Trustee hereunder and has an office for presentation of Notes in the United States of America. The Indenture Trustee shall initially be the Authenticating Agent and shall be the Note Registrar as provided in Section 2.06 hereof. The office from which the Indenture Trustee shall perform its duties as Note Registrar and Authenticating Agent shall be its Corporate Trust Office. Any Authenticating Agent appointed pursuant to the terms of this Section 6.14 or pursuant to the terms of any supplemental indenture shall deliver to the Indenture Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Note Registrar or co-Note Registrar and indemnifying the Indenture Trustee for and holding the Indenture Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Note Registrar or co-Note Registrar.

                  Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 6.14, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation or banking association.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trust. The Owner Trustee, acting at the direction of the Majority Certificateholders, may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Indenture Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Owner Trustee, acting at the direction of the Majority Certificateholders, shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Indenture Trustee, and shall mail notice of such appointment to all Holders of Notes.

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

                  The Indenture Trustee agrees, subject to Section 6.01(e) hereof, to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Indenture Trustee shall be entitled to be reimbursed for such payments pursuant to Section 6.16 hereof. The provisions of Sections 2.09, 6.04 and 6.05 hereof shall be applicable to any Authenticating Agent.

         Section 6.15. Review of Mortgage Files. (a) [Reserved].

                  (b) The Indenture Trustee shall cause the Collateral Agent to
(i) on or prior to the Closing Date, execute and deliver the acknowledgement of receipt of the Mortgage Loans required by Section 2.06(b)(i) of the Sale and Servicing Agreement, (ii) prior to the Closing Date and any Subsequent Transfer Date, execute and deliver the Certification required by Section 2.06(b)(ii) of the Sale and Servicing Agreement.

                  (c) In giving each of the acknowledgements, the Initial Certification and the Final Certification referred to in clauses (a) and (b) of this Section 6.15, neither the Indenture Trustee nor the Collateral Agent shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

                  (d) In the event that the Mortgage Loans are required to be recorded in accordance with the provisions of Article II of the Sale and Servicing Agreement, no later than the fifth Business Day of each month, commencing in April 2000, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer and the Initial Purchaser a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (i) an original recorded Mortgage or a copy thereof certified to be true and correct by the public recording office in possession of such Mortgage or (ii) an original recorded Assignment of Mortgage to the Indenture Trustee and any required intervening Assignments of Mortgage or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment of Mortgage.

         Section 6.16. Indenture Trustee Fees and Expenses. The Indenture Trustee shall be entitled to receive the Indenture Trustee Fee on each Payment Date as provided herein. The Indenture Trustee also shall be entitled to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture (including, but not limited to, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), and (ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture, the Notes and the Sale and Servicing Agreement. The Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by, first, the Trust and, second, the Servicer and held harmless against any loss, liability or reasonable expense incurred in connection with this Indenture or the Notes, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance by the Indenture Trustee of its duties hereunder. The obligations of the Servicer and the Trust under this Section 6.16 shall survive termination of the Trust and payment of the Notes, and shall extend to any co-Indenture Trustee or separate-Indenture Trustee appointed pursuant to this
Article VI.

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                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

         Section 7.01. Note Registrar to Furnish Indenture Trustee Names and Addresses of Noteholders. (a) The Note Registrar shall furnish or cause to be furnished to the Indenture Trustee (i) semiannually, not less than forty-five
(45) days nor more than sixty (60) days after the Payment Date occurring closest to six (6) months after the Closing Date and each Payment Date occurring at six
(6) month intervals thereafter, all information in the possession or control of the Note Registrar, in such form as the Indenture Trustee may reasonably require, as to names and addresses of the Holders of Notes, and (ii) at such other times, as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

                  (b) In addition to furnishing to the Indenture Trustee the Noteholder lists, if any, required under clause (a) of this Section 7.01, the Note Registrar shall also furnish all Noteholder lists, if any, required under
Section 3.03 hereof at the times required by such Section 3.03.

         Section 7.02. Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 hereof and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 hereof upon receipt of a new list so furnished.

                  (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

                  (c) The Trust, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

         Section 7.03. Reports by Indenture Trustee. (a) Within sixty (60) days after December 31 of each year (the "reporting date"), commencing December 31, 2000, (i) the Indenture Trustee shall, if required by TIA Section 313(a), mail to all Holders a brief report dated as of such reporting date that complies with TIA Section 313(a); (ii) the Indenture Trustee shall, to the extent not set forth in the Servicer Remittance Report pursuant to Section 2.08(d) hereof, also mail to Holders of Notes and the Initial Purchaser with respect to which it has made advances, any reports with respect to such advances that are required by TIA Section 313(b)(2); and, the Indenture Trustee shall also mail to Holders of Notes and the Initial Purchaser any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(2), 313(b)(1) (if applicable), or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the Note Principal Balance of the then Outstanding Notes covered by the report.

                  (b) A copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Notes and the Initial Purchaser be filed by the Indenture Trustee with the Commission and with each securities exchange upon which the Notes are listed. The Servicer, on behalf of the Trust, will notify the Indenture Trustee when the Notes are listed on any securities exchange.

         Section 7.04. Reports by Trust. The Servicer, on behalf of the Trust,
(a) shall deliver to the Indenture Trustee within fifteen (15) days after the Trust is required to file the same with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Trust is required to file with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and (b) shall also comply with the other provisions of TIA Section 314(a).

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

         Section 8.01. Accounts; Investment; Collection of Moneys. (a) The Trust hereby directs the Indenture Trustee to establish, on or before the Closing Date, at its Corporate Trust Office, one or more Eligible Accounts that shall collectively be the "Payment Account". The Indenture Trustee shall promptly deposit in the Payment Account (i) the Servicer Remittance Amount received by it from the Servicer on the Servicer Payment Date pursuant to the Sale and Servicing Agreement, (ii) any other funds from any deposits to be made by the Servicer pursuant to the Sale and Servicing Agreement, (iii) any amount required to be deposited in such Payment Account pursuant to this Section 8.01, (iv) all amounts received pursuant to Section 8.03 hereof, (v) any amount required to be deposited pursuant to Section 8.05 hereof and (vi) all other amounts received for deposit in the Payment Account, including the payment of any Loan Repurchase Price for a Mortgage Loan received by the Indenture Trustee. All amounts that are deposited from time to time in a Payment Account are subject to withdrawal by the Indenture Trustee for the purposes set forth in Sections 8.02 hereof. All funds withdrawn from the Payment Account pursuant to Section 8.02 hereof for the purpose of making payments to the Holders of Notes shall be applied in accordance with Sections 3.03 and 8.02 hereof.

                  (b) [Reserved].

                  (c) So long as no Default, Event of Default or Amortization Event shall have occurred and be continuing, amounts held in the Accounts, other than the Collection Account, shall at the written direction of the Servicer be invested in Permitted Investments, which Permitted Investments shall mature no later than the Business Day preceding the immediately following Payment Date.

                  All income or other gains, if any, from investment of moneys deposited in the Payment and Collection Accounts shall be for the benefit of the Servicer and on each Payment Date, any such amounts may be released from the Accounts and paid to the Servicer as part of its compensation for acting as Servicer. Any loss resulting from such investment of moneys deposited in an Account shall be reimbursed immediately as incurred to the related Account by the Servicer. Subject to Section 6.01 hereof and the preceding sentence, neither the Indenture Trustee nor the Servicer shall in any way be held liable by reason of any insufficiency in the Accounts.

                  The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

                  (d) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture.

                  If the Indenture Trustee shall not have received the Servicer Remittance Amount by close of business on any related Servicer Payment Date, the Indenture Trustee shall, unless the Servicer shall have made provisions satisfactory to the Indenture Trustee for delivery to the Indenture Trustee of an amount equal to such Servicer Remittance Amount, deliver a notice, with a copy to the Initial Purchaser, to the Servicer of its failure to remit such Servicer Remittance Amount and that such failure, if not remedied by the close of business on the Business Day after the date upon which such notice is delivered to the Servicer, shall constitute a Servicer Event of Default under the Sale and Servicing Agreement. If the Indenture Trustee shall subsequently receive any such Servicer Remittance Amount by the close of business on such Business Day, such Servicer Event of Default shall not be deemed to have occurred. Notwithstanding any other provision hereof, the Indenture Trustee shall deliver to the Servicer, or its designee or assignee, any Servicer Remittance Amount received with respect to a Mortgage Loan after the related Servicer Payment Date to the extent that the Servicer previously made payment or provision for payment with respect to such Servicer Remittance Amount in accordance with this Section 8.01, and any such Servicer Remittance Amount shall not be deemed part of the Trust Estate.

                  Except as otherwise expressly provided in this Indenture and the Sale and Servicing Agreement, if, following delivery by the Indenture Trustee of the notice described above, the Servicer shall fail to remit the Servicer Remittance Amount on any Servicer Payment Date, the Indenture Trustee shall deliver a second notice to the Servicer, the Trust and the Initial Purchaser by the close of business on the third Business Day prior to the related Payment Date indicating that a Servicer Event of Default occurred and is continuing under the Sale and Servicing Agreement. Thereupon, the Indenture Trustee shall take such actions as are required of the Indenture Trustee under
Article VII of the Sale and Servicing Agreement. In addition, if a default occurs in any other performance required under the Sale and Servicing Agreement, the Indenture Trustee may, and upon the request of the Initial Purchaser or, with the consent of the Initial Purchaser, the Holders of Notes representing more than 50% of the Note Principal Balance of the Outstanding Notes shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default, Event of Default or Amortization Event under this Indenture and to proceed thereafter as provided in Article V hereof.

         Section 8.02. Payments; Statements. On each Payment Date, unless the Notes have been declared due and payable pursuant to Section 5.02 hereof and moneys collected by the Indenture Trustee are being applied in accordance with
Section 5.07 hereof, Available Funds on deposit in each Payment Account on any Payment Date or Redemption Date shall be withdrawn from such Payment Account, in the amounts required (based solely on the Servicer Remittance Report delivered to the Indenture Trustee on or before such Payment Date), for application on such Payment Date in respect of payments for the Notes as follows:

                  (i) to the Indenture Trustee, an amount equal to the Indenture Trustee Fees then due to it with respect to the Notes;

                  (ii) to the payment of any hedge fees then due and payable by the Trust;

                  (iii) from amounts then on deposit in the Payment Account, to the Holders of the Notes, the Class A Payment Amount;

                  (iv) to the payment of any hedge losses then due and payable by the Trust; and

                  (v) following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the related Payment Account, the Indenture Trustee shall distribute to the Holders of the related Trust Certificates, the amount remaining on such Payment Date, if any.

         Section 8.03. Reserved.

         Section 8.04. General Provisions Regarding the Payment Accounts and Mortgage Loans.

                  (a) If any amounts are needed for payment from a Payment Account and sufficient uninvested funds are not available therein to make such payment, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Payment Account.

                  (b) The Indenture Trustee shall, at all times while any Notes are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Payment Accounts. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in the Payment Accounts, against delivery of the amount receivable in connection with any sale.

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

                  (c) The Indenture Trustee shall not invest any part of the Trust Estate in Permitted Investments that constitute uncertificated securities (as defined in Section 8-102 of the Uniform Commercial Code, as enacted in the relevant jurisdiction) or in any other book-entry securities unless it has received an Opinion of Counsel reasonably satisfactory in form and substance to the Indenture Trustee setting forth, with respect to each type of security for which authority to invest is being sought, the procedures that must be followed to maintain the lien and security interest created by this Indenture with respect to the Trust Estate.

         Section 8.05. Releases of Deleted Mortgage Loans. Upon notice or discovery by a Responsible Officer of the Indenture Trustee that any of the representations or warranties of the Originators or the Depositor set forth in
Section 4.01 of the Sale and Servicing Agreement was materially incorrect or otherwise misleading with respect to any Mortgage Loan as of the time made, the Indenture Trustee shall direct the Originators or the Depositor, as applicable, to either cure, repurchase or substitute for such Mortgage Loan as provided in
Section 4.02 of the Sale and Servicing Agreement. Upon any purchase of or substitution for a Deleted Mortgage Loan by the Originators or the Depositor in accordance with Section 4.02 of the Sale and Servicing Agreement, the Indenture Trustee shall cause the Collateral Agent to deliver the Indenture Trustee's Mortgage File relating to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, and the Trust, the Collateral Agent and the Indenture Trustee shall execute such instruments of transfer as are necessary to convey title to such Deleted Mortgage Loan to the Originators or the Depositor, as applicable, from the lien of this Indenture. Nothing in this Section 8.05 should be construed to obligate the Indenture Trustee to actively monitor the correctness or accuracy of the representations and warranties of the Originators or the Depositor.

         Section 8.06. Reports by Indenture Trustee to Noteholders; Access to Certain Information. On each Payment Date, the Indenture Trustee shall deliver the written reports required by Section 2.08(d) to Noteholders of record as of the related Record Date.

                  The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Noteholder or any person identified to the Indenture Trustee as a prospective Noteholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Servicer Remittance Reports and other reports delivered since the Closing Date pursuant to Section 2.08(d) hereof, (c) any Officers' Certificates delivered to the Indenture Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Sale and Servicing Agreement. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies and shall not be required to provide such copies without reasonable assurances that such sum will be paid.

         Section 8.07. Release of Trust Estate. The Indenture Trustee shall, at such time as there are no Notes Outstanding, release all of the Trust Estate to the Trust (other than any cash held for the payment of the Notes pursuant to Section 3.03 or 4.02 hereof).

         Section 8.08. Amendment to Sale and Servicing Agreement. The Indenture Trustee may, without the consent of any Holder (other than the Initial Purchaser), enter into or consent to any amendment or supplement to the Sale and Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Indenture Trustee or the Holders of the Notes. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment: (i) unless the Indenture Trustee receives an Opinion of Counsel that the position of the Holders would not be materially adversely affected or (ii) if its own rights, duties or immunities would be adversely affected.

         Section 8.09. Delivery of the Mortgage Files Pursuant to Sale and Servicing Agreement. As is appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall cause the Collateral Agent to deliver to the Servicer the Mortgage Files for such Mortgage Loan upon receipt by the Indenture Trustee and the Collateral Agent on or prior to the date such release is to be made of:

                  (a) such Officer's Certificates, if any, as are required by the Sale and Servicing Agreement; and

                  (b) a Request for Release, executed by the Servicer, providing that the Servicer will hold or retain the Indenture Trustee's Mortgage Files in trust for the benefit of the Indenture Trustee, the Initial Purchaser and the Holders of Notes.

         Section 8.10. Servicer as Agent. In order to facilitate the servicing of the Mortgage Loans by the Servicer of such Mortgage Loans, the Servicer of the Mortgage Loans has been appointed by the Trust to retain, in accordance with the provisions of the Sale and Servicing Agreement and this Indenture, all Servicer Remittance Amounts on such Mortgage Loans prior to their deposit into the related Payment Account.

         Section 8.11. Termination of Servicer. Upon the occurrence and during the continuance of a Servicer Event of Default specified in Section 9.01 of the Sale and Servicing Agreement, the Indenture Trustee may, with the consent of the Initial Purchaser or, with the prior written consent of the Initial Purchaser, the Holder of Notes representing not less than 50% of the Note Principal Balance of the Outstanding Notes, and shall, upon the direction of the Initial Purchaser (or as otherwise provided in the Sale and Servicing Agreement), terminate the Servicer as provided in Section 9.01 of the Sale and Servicing Agreement. If the Indenture Trustee terminates the Servicer, the Indenture Trustee shall, pursuant to Section 9.02 of the Sale and Servicing Agreement, assume the duties of the Servicer or appoint a successor Servicer acceptable to the Trust and the Initial Purchaser and meeting the requirements set forth in the Sale and Servicing Agreement.

         Section 8.12. Opinion of Counsel. The Indenture Trustee shall be entitled to receive at least five (5) Business Days' notice of any action to be taken pursuant to Sections 8.08 and 8.09 hereof (other than in connection with releases of Mortgage Loans that were subject to a prepayment in full), accompanied by copies of any instruments involved, and the Indenture Trustee shall be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

         Section 8.13. Appointment of Collateral Agents. The Indenture Trustee may, at no additional cost to the Trust or to the Indenture Trustee, with the consent of the Initial Purchaser, appoint one or more Collateral Agents to hold all or a portion of the Indenture Trustee Mortgage Files, as Agent for the Indenture Trustee. Such Collateral Agent shall meet the requirements of Article XI of the Sale and Servicing Agreement. Matters concerning the Collateral Agents shall be governed by said Article XI. The Chase Manhattan Bank is hereby appointed as the initial Collateral Agent hereunder.

         Section 8.14. Reserved.

         Section 8.15. Trust Estate and Accounts Held for Benefit of the Initial Purchaser. The Collateral Agent, on behalf of the Indenture Trustee, shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholders.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.01. Supplemental Indentures Without Consent of Noteholders. With the consent of the Initial Purchaser and without the consent of the Holders of any Notes, the Trust and the Indenture Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                  (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                  (c) to evidence the succession of another Person to the Trust to the extent permitted herein, and the assumption by any such successor of the covenants of the Trust herein and in the Notes contained;

                  (d) to add to the covenants of the Trust, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Trust; or

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

                  (e) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect in any material respect the interests of the Holders of the Notes or the Holders of the Trust Certificates.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. With the consent of the Initial Purchaser and with the consent of Holders of Notes representing not less than a majority of the Note Principal Balance of all Outstanding Notes by Act of said Holders delivered to the Trust and the Indenture Trustee, the Trust and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (a) change any Payment Date or the Final Stated Maturity Date of the Notes or, with respect to the Notes, reduce the Note Principal Balance thereof or the Note Rate thereon, change the earliest date on which any Note may be redeemed at the option of the Servicer, change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Note on or after the Final Stated Maturity Date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Note on or after the Final Stated Maturity Date (or, in the case of redemption, on or after the applicable Redemption Date);

                  (b) reduce the percentage of the Note Principal Balance of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                  (c) modify any of the provisions of this Section 9.02 or Sections 5.13 or 5.17(b) hereof, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (d) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (e) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

                  (f) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Interest Payment Amount or Class A Principal Payment Amount for any Payment Date and Class (including the calculation of any of the individual components of such amounts) or to affect rights of the Holders of the Notes to the benefits of any provisions for the mandatory redemption of Notes contained herein; or

                  (g) incur any indebtedness, other than the Notes, that would cause the Trust or the Trust Estate to be treated as a "taxable mortgage pool" within the meaning of Code Section 7701(i).

                  The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  Promptly after the execution by the Trust and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights or immunities under this Indenture or otherwise. The Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Initial Purchaser.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes to which such supplemental indenture relates that have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Owner Trustee, acting at the direction of the Majority Certificateholders, shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Owner Trustee, acting at the direction of the Majority Certificateholders, to any such supplemental indenture may be prepared by the Servicer and executed by the Owner Trustee, acting at the direction of the Majority Certificateholders, on behalf of the Trust, and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

         Section 9.07. Amendments to Governing Documents. The Indenture Trustee shall, upon a Trust Request, consent to any proposed amendment to the Trust's governing documents, or an amendment to or waiver of any provision of any other document relating to the Trust's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Notes upon receipt by the Indenture Trustee of an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied.

                  Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

                  Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

                                   ARTICLE X

                               REDEMPTION OF NOTES

         Section 10.01. Redemption. (a) (i) At the option of Holders of 100% of the Percentage Interests of the Trust Certificates or, if such Holders fail to exercise such option, at the option of the Servicer, and, in each case at such parties' sole cost and expense, this Indenture may be terminated and all the Notes may be redeemed in whole, but not in part, on any Redemption Date after the Clean-Up Call Date at the Termination Price.

                  (ii) At the option of Holders of 100% of the Percentage Interests of the Notes, and at the sole cost and expense of the Trust Certificateholder, the Notes may be redeemed in whole, or in part, (and, in the case of any redemption in whole, this Indenture may be terminated) on any Redemption Date at the Termination Price if: (A) no Amortization Event is then in effect, unless the Notes will be fully redeemed and (B) the Trust sells on such Redemption Date some or all the Mortgage Loans, at the direction of the Holders of 100% of the Percentage Interest of the Notes, pursuant to a whole-loan transfer or other liquidation or to an entity that transfers such Mortgage Loans to a trust that issues securities in a securitization transaction, in each case for an amount necessary to prevent a Collateral Deficiency Event from occurring.

                  (b) Any such purchase or redemption shall be accomplished by deposit by the exercising party, into the related Payment Account or Accounts of the Termination Price on the Servicer Payment Date preceding the Redemption Date. The amounts on deposit therein shall be distributed by the Indenture Trustee on such Redemption Date in accordance with the priority set forth in
Section 8.02 hereof. No termination or redemption is permitted without the prior written consent of the Initial Purchaser.

                  (c) Notice by the Trust Certificateholders referred to in paragraph (a) of this Section 10.01 of the election to redeem the Notes pursuant to subsection (a) of this Section 10.01 shall be furnished to the Indenture Trustee not later than thirty (30) days prior to the Payment Date selected for such redemption. Upon receiving such notice, the Indenture Trustee shall notify each Holder of such Notes and Initial Purchaser of such election pursuant to
Section 10.02 hereof. Any expenses associated with the compliance of the provisions hereof in connection with a redemption of the Notes shall be paid by the Trust Certificateholders exercising such redemption or the Servicer, as the case may be.

                  If the Indenture Trustee does not receive notice from the Trust Certificateholders referred to in paragraph (a) of this Section 10.01 that they intend to exercise their option to redeem the Notes at least thirty (30) days prior to the first Payment Date on which they are entitled to do so, the Indenture Trustee shall promptly notify the Servicer that it may effect a redemption of the Notes by responding to the Indenture Trustee's notice no later than fifteen (15) days prior to the next succeeding Payment Date.

                  (d) Upon the redemption of all of the Notes, the Mortgage Loans in the Trust Estate shall be released and delivered to the Certificateholders effecting such redemption or the Servicer, as the case may be.

                  (e) Upon receipt of the notice from the relevant Certificateholders or the Servicer of their respective election to redeem the Notes pursuant to Section 10.01(a) hereof (which shall state, in the case of an election by the Servicer, that the Servicer has determined that the conditions to redemption at the option of the Servicer have been satisfied and setting forth the amount, if any, to be withdrawn from each Payment Account and paid to the Servicer as reimbursement for Nonrecoverable Advances in respect of the related Mortgage Loans and such other information as may be required to accomplish such redemption), the Servicer shall prepare, and the Indenture Trustee shall deliver to the Trust and the Initial Purchaser, no later than the related Redemption Date, a Servicer Remittance Report.

         Section 10.02. Form of Redemption Notice. Notice of redemption shall be given by the Indenture Trustee in the name of and at the expense of the Trust by first class mail, postage prepaid, mailed not less than ten days prior to the Redemption Date to each Holder of Notes to be redeemed, such Holders being determined as of the Record Date for such Payment Date, and to the Initial Purchaser.

                  All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the price at which the Notes will be redeemed; and

                  (c) the fact of payment in full on such Notes, the place where such Notes are to be surrendered for final payment (which shall be the office or agency of the Trust to be maintained as provided in Section 3.02 hereof), and that no interest shall accrue on such Note for any period after the date fixed for redemption.

                  Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.03. Notes Payable on Optional Redemption. Notice of redemption having been given as provided in Section 10.02 hereof, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable and (unless the Trust shall default in such payment) no interest shall accrue on such Notes for any period after such Redemption Date; provided, however, that if such payment is not made on the Redemption Date, the Note Principal Balance shall, until paid, bear interest from the Redemption Date at the applicable Note Rate.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Compliance Certificates and Opinions. (a) Upon any application or request by any Person to the Indenture Trustee to take any action under any provision of this Indenture, such Person shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel, if requested by the Indenture Trustee, stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  (b) Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                  (i) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 11.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(ii) hereof.

                  Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default, Event of Default or Amortization Event is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Trust, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Trust's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default, Event of Default or Amortization Event as provided in Section 6.01(d) hereof.

         Section 11.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section 11.03.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Notes.

         Section 11.04. Notices, etc., to Indenture Trustee, the Initial Purchaser and Trust. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office; or

                  (b) the Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 5.01(c) and (d)) hereof if in writing and mailed, first-class postage prepaid, to the Trust addressed to it at ABFS Mortgage Loan Warehouse Trust 2000-1, in care of First Union Trust Company, National Association, One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Trust.

                  (c) the Initial Purchaser by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to Prudential Securities Credit Corp., LLC addressed to it at One New York Plaza, New York, New York 10292, Attention:
Managing Director, Asset Backed Finance Group (in each case in which notice or other communication to the Initial Purchaser refers to an Event of Default or an Amortization Event, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and shall be marked to indicate "URGENT MATERIAL ENCLOSED"), or at any other address previously furnished in writing to the Indenture Trustee by the Initial Purchaser; or

                  (d) the Depositor by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to ABFS Millenium, Inc., 3411 Silverside Road, 103 Springer Building, Wilmington, Delaware 19810; Attention: Jeffrey Ruben, Executive Vice President, or at any other address previously furnished in writing to the Indenture Trustee by the Depositor; or

                  (e) the Originators or the Servicer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage paid, to such party, in care of American Business Financial Services, Inc., BalaPointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania, 19004, Attention:
General Counsel or at any other address previously furnished in writing to the Indenture Trustee by the Originators or the Servicer.

         Section 11.05. Notices and Reports to Noteholders; Waiver of Notices. Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.06. Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

         Section 11.07. Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

         Section 11.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.09. Successors and Assigns. All covenants and agreements in this Indenture by the Trust shall bind its successors and assigns, whether so expressed or not.

         Section 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 hereof and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 11.12. Legal Holidays. In any case where the date of any Payment Date, Redemption Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of or interest on any Note and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 11.13. Governing Law. IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         Section 11.14. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 11.15. Recording of Indenture. This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by the Servicer, on behalf of the Trust, and at its expense in compliance with any Opinion of Counsel delivered pursuant to Sections 2.11(c) or
3.06 hereof.

         Section 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

         Section 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder and Beneficial Owner, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents. In addition, the Indenture Trustee will on behalf of the Holders of the Notes, (a) file a written objection to any motion or other proceeding seeking the substantive consolidation of any Originator with the Trust, (b) file an appropriate memorandum of points and authorities or other brief in support of such objection, or (c) endeavor to establish at the hearing on such objection that the substantive consolidation of such entity would be materially prejudicial to the Noteholders.

                  This Section 11.17 will survive for one year and one day following the termination of this Indenture.

         Section 11.18. Inspection. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee and the Initial Purchaser, during the Trust's normal business hours, to examine all of books of account, records, reports and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Indenture Trustee or the Initial Purchaser, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Trust hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any expense incident to the exercise by the Indenture Trustee of any right under this Section 11.18 shall be borne by the Trust.

         Section 11.19. Usury. The amount of interest payable or paid on any Note under the terms of this Indenture shall be limited to an amount that shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), that could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Note, and the Trust, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Trust or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Note, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the Trust and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                ABFS MORTGAGE LOAN WAREHOUSE
                                  TRUST 2000-1
                                By:    FIRST UNION TRUST COMPANY,
                                       NATIONAL ASSOCIATION, not in its
                                       individual capacity, but solely as Owner
                                       Trustee under the Trust Agreement



                                By:
                                   -------------------------------------------
                                     Name:
                                     Title:

                                THE CHASE MANHATTAN BANK,
                                       as Indenture Trustee



                                By:
                                   -------------------------------------------
                                     Name:
                                     Title:

ACKNOWLEDGE BY:


AMERICAN BUSINESS FINANCIAL
    SERVICES, INC.,
as Guarantor



By:_____________________________
     Name:
     Title:


                         [Signature Page to Indwenture]

                                                                      APPENDIX I

                                  DEFINED TERMS

                  "Accepted Servicing Practices": The Servicer's normal servicing practices, which in general will conform to the mortgage servicing practices of prudent mortgage lending institutions which service, for their own account, mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

                  "Account": Any of the Collection Account and the Payment Accounts.

                  "Accountant": A Person engaged in the practice of accounting who (except when the Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Trust or an Affiliate of the Trust.

                  "Accredited Investor": The meaning assigned to such term in
Section 2.12(b)(i) of the Indenture.

                  "Accrual Period": With respect to the Class A Notes and any Payment Date, the period from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately preceding such Payment Date.

                  "Act": With respect to any Noteholder, as defined in Section
11.03 of the Indenture.

                  "Addition Notice": A written notice from the Depositor, the Trust, the Indenture Trustee, the Collateral Agent and the Initial Purchaser that the Originators desire to make a Subsequent Transfer.

                  "Advance Amount": The lesser of (i) 96.00% of the aggregate outstanding Principal Balance of the Pledged Mortgage Loans and (ii) 92.00% of the aggregate Market Value of the Pledged Mortgage Loans, in each case as of the date of determination; provided, that on or after September 30, 2000 the Advance Amount shall equal zero.

                  "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent": Any Note Registrar, Collateral Agent, or Authenticating Agent.

                  "Aggregate Principal Balance": With respect to any Mortgage Loans and any date of determination, the aggregate of the Principal Balances of such Mortgage Loans as of such date of determination.

                  "Amortization Event": The occurrence of any of the following:

                  (i) a Collateral Deficiency Event which is not cured within five (5) Business Days;

                  (ii) failure of the Redemption Date to have occurred on or before September 30, 2000;

                  (iii) a Servicer Event of Default set forth in Section 9.01 of the Sale and Servicing Agreement;

                  (iv) a breach of any of the representations, warranties or covenants set forth in Article III or Section 3.17 of the Indenture;

                  (v) failure to make any payment on the Class A Notes when due;

                  (vi) any default by the Issuer under any Rate Protection Agreement;

                  (vii)   an Event of Default; and

                  (viii) an Event of Default under the Existing Warehouse Facility.

                  "Appraised Value": As to any Mortgaged Property, the appraised value of the Mortgaged Property based upon the appraisal made by or on behalf of the related Originator at the time referred to in the related Basic Documents or, in the case of a Mortgage Loan that is a purchase money mortgage loan, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

                  "Assignment of Mortgage": With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                  "Authenticating Agent": The Person, if any, appointed as Authenticating Agent by the Owner Trustee, acting at the direction of the Majority Certificateholders, pursuant to Section 6.14 of the Indenture, until any successor Authenticating Agent for the Notes is named, and thereafter "Authenticating Agent" shall mean such successor. The initial Authenticating Agent shall be the Indenture Trustee. Any Authenticating Agent other than the Indenture Trustee shall sign an instrument under which it agrees to be bound by all of the terms of this Indenture applicable to the Authenticating Agent.

                  "Authorized Denominations": A minimum Percentage Interest corresponding to a minimum denomination of $1,000 or integral multiples of $1,000 in excess thereof; provided, however, that one Class A Note is issuable in a denomination equal to any such multiple plus an additional amount such that the aggregate denomination of all Notes shall be equal to the Original Note Principal Balance.

                  "Authorized Officer": With respect to (i) the Indenture Trustee, any Responsible Officer, (ii) the Owner Trustee or the Collateral Agent, the president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer, any financial services officer or any other officer of the Owner Trustee or the Collateral Agent customarily performing functions similar to those performed by the above officers and (iii) any other Person, the chairman, chief operating officer, president or any vice president of such Person.

                  "Available Funds": With respect to any Payment Date and any Payment Account, the amount to be on deposit in such Payment Account on such Payment Date as a result of (a) the Servicer's remittance of the Servicer Remittance Amount related to such Payment Account on the related Servicer Payment Date. For purposes of calculating the Available Funds, any Loan Repurchase Price or Substitution Adjustment that is paid shall be deemed deposited in the Payment Account in the Due Period preceding such Servicer Payment Date.

                  "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

                  "Basic Documents": The Indenture, the Trust Agreement and the Sale and Servicing Agreement.

                  "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Trust or the Servicer or any other agent of the Trust, as the case may be, in its reasonable discretion. Such efforts do not require the Trust or the Servicer or any other agent of the Trust, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Trust or the Servicer or any other agent of the Trust, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Sale and Servicing Agreement.

                  "Business Day": Any day other than (i) a Saturday or Sunday or
(ii) a day that is either a legal holiday or a day on which banking institutions in the State of New York, the State of Delaware, the State of New Jersey, the State of North Carolina, the State of Texas or the state in which the Indenture Trustee's office from which payments will be made to Certificateholders, are authorized or obligated by law, regulation or executive order to be closed.

                  "Business Purpose Property": Any mixed-use property, commercial property, or four or more unit multifamily property.

                  "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                  "Change of Control":  Any of the following:

                  (a) any transaction or event as a result of which Guarantor ceases to own, beneficially and of record, 100% of the Stock of Issuer;

                  (b) the sale, transfer, or other disposition of all or substantially all of the Issuer's assets (excluding any such action taken in connection with any securitization transactions);

                  (c) the consummation of a merger or consolidation of the Guarantor with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's Stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of the Guarantor immediately prior to such merger, consolidation or other reorganization; or

                  (d) the sale, transfer, or other disposition of all or substantially all of the Guarantor's assets.

                  "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                  "Class": The class of Notes designated as the Class A Notes.

                  "Class A Carry-Forward Amount": As of any Payment Date, the sum of (a) the amount, if any, by which (i) the Class A Interest Payment Amount as of the immediately preceding Payment Date exceeded (ii) the amount of interest actually paid to the Holders of the Class A Notes on such immediately preceding Payment Date and (b) thirty (30) days' interest on the amount described in clause (a), calculated at an interest rate equal to the Class A Note Rate.

                  "Class A Current Interest": With respect to the Class A Notes for any Payment Date, the interest accrued during the related Accrual Period at the Class A Note Rate applicable to such Payment Date on the Class A Note Principal Balance as of such Payment Date (and prior to making any payments on such Payment Date).

                  "Class A Interest Payment Amount": With respect to the Class A Notes for any Payment Date, an amount equal to (a) the related Class A Current Interest, plus (b) the Class A Carry-Forward Amount.

                  "Class A Note": Any Note designated as a "Class A Note" on the face thereof, in the form of Exhibit A to the Indenture. The Class A Notes shall be issued with an initial aggregate Note Principal Balance equal to the Original Note Principal Balance therefor.

                  "Class A Note Principal Balance": As of any date of determination, the aggregate Purchase Price of all Mortgage Loans purchased by the Trust from the Depositor less any amounts actually paid with respect to principal thereon on all prior Payment Dates, provided that such amount may not exceed the lesser of $150,000,000 (including any amounts outstanding under the Existing Warehouse Facility) and the Advance Amount.

                  "Class A Note Rate": With respect to each business day, the per annum rate equal to the LIBOR rate for such day plus 1.00%, plus any increase in the Initial Purchaser's funding costs, which costs shall be provided to the Indenture Trustee; provided, that on any day on or after the occurrence and during the continuance of an Event of Default or Amortization Event, the rate shall be LIBOR plus 5.00% (or any lesser rate that the Initial Purchaser may require).

                  "Class A Payment Amount": With respect to the Class A Notes for any Payment Date, the amount to be paid to the Holders of the Class A Notes on such Payment Date, applied first to interest and then to principal, which amount shall be the sum of the Class A Interest Payment Amount and the Class A Principal Payment Amount.

                  "Class A Principal Payment Amount": For any Payment Date, the amount necessary to reduce the Class A Note Principal Balance to an amount equal to the Advance Amount as of such Payment Date; provided, however, that for purposes of calculating the Class A Principal Payment Amount on any Payment Date, the Principal Balance of Pledged Mortgage Loans that are not Eligible Mortgage Loans shall equal zero.

                  "Clean-Up Call Date": The first Payment Date after the Class A Note Principal Balance is less than or equal to 10% of the Maximum Collateral Amount.

                  "Closing Date": March __, 2000 and each date thereafter on which Subsequent Mortgage Loans are purchased by the Trust.

                  "Code":  The Internal Revenue Code of 1986, as amended.

                  "Collateral": The Pledged Mortgage Loans, Accounts and other collateral described in the Granting Clause securing payment of the Notes.

                  "Collateral Agent": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Collateral Agent under the Sale and Servicing Agreement, any successor-in-interest, or any successor Collateral Agent appointed as provided in Section 11.08 of the Sale and Servicing Agreement.

                  "Collateral Deficiency Event": A situation which shall be deemed to be existing as of any day on which (a) the outstanding principal amount of the Class A Notes as of such day exceeds, (b) the sum of (i) the Advance Amount as of such day and (ii) the Market Value of any hedge obtained pursuant to Section 7.22 of the Sale and Servicing Agreement, in effect as of such day.

                  "Collateral Performance Ratio": As of any date of determination, a fraction (i) the numerator of which is equal to the sum of (a) the aggregate Principal Balance of all Eligible Mortgage Loans that are Delinquent more than 30 days and (b) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the disposition of such Mortgage Loans in a Securitization or as part of a whole loan sale aggregating $5,000,000 or more in unpaid Principal Balance and (ii) the denominator of which is equal to the Maximum Collateral Amount, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the disposition of such Mortgage Loans in a Securitization or as part of a whole loan sale aggregating $5,000,000 or more in unpaid Principal Balance.

                  "Collection Account": The Eligible Account established and maintained by the Servicer pursuant to Section 7.02(b) of the Sale and Servicing Agreement.

                  "Combined Loan-to-Value Ratio" or "CLTV": As to any Mortgage Loan at any time, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Principal Balance thereof at such time and (ii) if such Mortgage Loan is subject to a second mortgage, the unpaid principal balance of any related first mortgage loan or loans, if any, as of such time, and the denominator of which is the Appraised Value of any related Mortgaged Property or Properties as of the date of the appraisal used by or on behalf of the Originators to underwrite such Mortgage Loan.

                  "Compensating Interest": As defined in Section 8.05 of the Sale and Servicing Agreement.

                  "Corporate Trust Office": With respect to (x) the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, 14th Floor, New York, New York, 10001, Attention: ABFS Mortgage Loan Warehouse Trust 2000-1; (y) the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at One Rodney Square, 920 King Street, Suite 102, Wilmington, Delaware 19801, Attention: Corporate Trust Administration; and (z) the Collateral Agent, the principal office of the Collateral Agent at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Basic Documents is located at 450 West 33rd Street, New York, New York, 10001, Attention: ABFS Mortgage Loan Warehouse Trust 2000-1.

                  "Curtailment": With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a Delinquency nor is it intended as a future payment.

                  "Cut-Off Date": With respect to the Initial Mortgage Loans, the Initial Cut-Off Date, and with respect to the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

                  "DCR": The meaning assigned to such term in Section 5.01(n) of the Indenture.

                  "Debt Service Reduction": With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction of the Monthly Payment due on such Mortgage Loan in a proceeding under the Bankruptcy Code, except such a reduction that constitutes a Deficient Valuation or a permanent forgiveness of principal.

                  "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default or an Amortization Event.

                  "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding Principal Balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

                  "Definitive Notes": Notes other than Book-Entry Notes.

                  "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

                  "Delinquent": A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

                  "Depositor":  ABFS Millenium, Inc.

                  "Due Date": With respect to each Mortgage Loan and any Payment Date, the day of the calendar month preceding the calendar month in which such Payment Date occurs on which the Monthly Payment for such Mortgage Loan was due.

                  "Due Period": With respect to each Payment Date, the calendar month preceding the related Payment Date.

                  "Eligible Account": Either (A) an account or accounts maintained with an institution (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements) whose deposits are insured by the FDIC, the unsecured and uncollateralized debt obligations of which institution shall be rated "AA" or better by S&P and "Aa2" or better by Moody's and in the highest short term rating category by S&P and Moody's, and which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution (including the Indenture Trustee) duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (iv) a principal subsidiary of a bank holding company or (B) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company (which may include the Indenture Trustee; provided, that the Indenture Trustee otherwise meets these requirements), having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity.

                  "Eligible Mortgage Loans": All Mortgage Loans: (i) as to which no representation and warranty made pursuant to Section 4.01 of the Sale and Servicing Agreement has been breached, (ii) that have not been subject to the Indenture for more than 120 days and (iii) that are not more than 59 days past due.

                  "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act": The Securities Exchange Act of 1934, as amended.

                  "Existing Warehouse Facility": The First Amended and Restated Interim Warehouse and Security Agreement dated as of June 9, 1997 among Prudential Securities Credit Corporation, HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp. and American Business Credit, Inc., as the same may be amended, supplemented or modified.

                  "Event of Default": As defined in Section 5.01 of the Indenture.

                  "Fannie Mae": The Federal National Mortgage Association, and any successor thereto.

                  "FDIC": The Federal Deposit Insurance Corporation, and any successor thereto.

                  "Final Certification": A certification as to the completeness of each Indenture Trustee's Mortgage File prepared by the Collateral Agent, on behalf of the Indenture Trustee, and provided by the Collateral Agent prior to the Closing Date pursuant to Section 2.06(a)(ii) of the Sale and Servicing Agreement.

                  "Final Stated Maturity Date": The April 2030 Payment Date.

                  "Fitch": The meaning assigned to such term in Section 5.01(n) of the Indenture.

                  "Foreclosure Profits": As to any Payment Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period over (ii) the sum of the unpaid Principal Balance of each such Liquidated Mortgage Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid Principal Balance thereof from the Due Date on which interest was last paid by the Mortgagor (or, in the case of a Liquidated Mortgage Loan that had been an REO Mortgage Loan, from the Due Date on which interest was last deemed to have been paid pursuant to Section 7.06 of the Sale and Servicing Agreement) to the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan.

                  "Freddie Mac": The Federal Home Loan Mortgage Corporation, and any successor thereto.

                  "GAAP": Generally accepted accounting principles, consistently applied.

                  "Grant": To assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Mortgage Loan and the related Mortgage Files, a Permitted Investment, the Sale and Servicing Agreement, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, Loan Purchase Prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Guarantor": American Business Financial Services, Inc.

                  "Highest Lawful Rate": As defined in Section 11.19 of the Indenture.

                  "Indenture": The Indenture, dated as of March 1, 2000, between the Trust and the Indenture Trustee, relating to the issuance of the Notes.

                  "Indenture Trustee": The Chase Manhattan Bank, a New York banking corporation, in its capacity as Indenture Trustee under the Indenture, its successor-in-interest, or any successor Indenture Trustee appointed as provided for in Section 6.09 of the Indenture.

                  "Indenture Trustee Fee": As to any Payment Date, the fee payable to the Indenture Trustee in respect of its services as Indenture Trustee pursuant to Section 6.16 of the Indenture that accrues at a monthly rate equal to one-twelfth of 0.00875% on the Principal Balance of each Mortgage Loan, as of the immediately preceding Due Date.

                  "Indenture Trustee's Mortgage File": The documents delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section
2.05 of the Sale and Servicing Agreement.

                  "Independent": When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Trust and any other obligor upon the Notes, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust or in any such other obligor or in an Affiliate of the Trust or such other obligor, and (iii) is not connected with the Trust or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Trust Order and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "Individual Note": A Note of an Original Note Principal Balance of $1,000; a Note of an Original Note Principal Balance in excess of $1,000 shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such Original Note Principal Balance amount by $1,000.

                  "Initial Certification": A certification as to the completeness of each Mortgage File prepared by the Collateral Agent, on behalf of the Indenture Trustee, and provided by the Collateral Agent within thirty
(30) of the Closing Date pursuant to Section 2.06(b)(ii) of the Sale and Servicing Agreement.

                  "Initial Cut-Off Date": The close of business on February 29, 2000 (or with respect to any Initial Mortgage Loan originated or otherwise acquired by an Originator after February 29, 2000, the date of origination or acquisition of such Initial Mortgage Loan).

                  "Initial Mortgage Loans": The Mortgage Loans delivered by the Trust on the Closing Date.

                  "Initial Purchaser: Prudential Securities Credit Corp., LLC

                  "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with Accepted Servicing Practices. "Insurance Proceeds" do not include "Insured Payments."

                  "Interest Payment Amount": The Class A Interest Payment
Amount.

                  "Investment Company Act": The Investment Company Act of 1940, as amended.

                  "Lenders": The meaning assigned to such term in Section 5.01(j) of the Indenture.

                  "LIBOR": With respect to any business day, the rate determined by the Initial Purchaser on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such day. On each business day, LIBOR will be established by the Initial Purchaser as follows:

                  (a) If on such business day two or more Reference Banks provide such offered quotations, LIBOR shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

                  (b) If on such business day fewer than two Reference Banks provide such offered quotations, LIBOR shall be the higher of (i) LIBOR as determined on the previous business day and (ii) the Reserve Interest Rate.

                  "Licensee": The meaning assigned to such term in Section 3.17(a)(ii) of the Indenture.

                  "Liquidated Loan Loss": With respect to any Payment Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Mortgage Loan prior to the Due Date preceding such Payment Date, equal to the excess of (i) the unpaid Principal Balance of each such Liquidated Mortgage Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the next succeeding Due Date following the date such Loan became a Liquidated Mortgage Loan, over (ii) Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan.

                  "Liquidated Mortgage Loan": A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

                  "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed amount expended by the Servicer pursuant to Sections 7.04 and 7.06 of the Sale and Servicing Agreement respecting the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

                  "Liquidation Proceeds": The amount (other than Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through an Indenture Trustee's sale, foreclosure sale, REO Disposition or otherwise or
(iii) the liquidation of any other security for such Mortgage Loan, including, without limitation, pledged equipment, inventory and working capital and assignments of rights and interests made by the related Mortgagor.

                  "Loan Repurchase Price": With respect to any Mortgage Loan, the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Principal Balance computed, as of the next succeeding Due Date for such repurchased Mortgage Loan, at the Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Collection Account on the next succeeding Servicer Payment Date, after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan or Loans and being held in the Collection Account for future payment to the extent such amounts have not yet been applied to principal or interest on such Mortgage Loan.

                  "Loan-to-Value Ratio" or "LTV": With respect to any Mortgage Loan as of its date of origination, the ratio on such date borne by the outstanding Principal Balance of the Mortgage Loan to the Appraised Value of the related Mortgaged Property.

                  "Majority Certificateholders": The Holder or Holders of Trust Certificates evidencing Percentage Interests in excess of 51% in the aggregate.

                  "Majority Noteholders": The Holder or Holders of Notes evidencing Percentage Interests in excess of 51% in the aggregate.

                  "Market Value": As of any date and with respect to any Pledged Mortgage Loan, the whole-loan servicing-retained fair market value of such Pledged Mortgage Loan as of such date as determined by the Initial Purchaser (or an affiliate thereof) in its sole and reasonable discretion. To the extent that on any day a Pledged Mortgage Loan is not an Eligible Mortgage Loan, the fair market value of such Mortgage Loan will be deemed zero. With respect to any hedge obtained pursuant to Section 7.22 of the Sale and Servicing Agreement, as determined by the Initial Purchaser (or an affiliate thereof) in its sole and reasonable discretion.

                  "Material Adverse Effect": The meaning assigned to such term in Section 3.17(b)(viii) of the Indenture.

                  "Maximum Collateral Amount": The sum of the Principal Balances of all Mortgage Loans as of their related Cut-Off Dates.

                  "Monthly Payment": As to any Mortgage Loan (including any REO Mortgage Loan) and any Due Date, the payment of principal and interest due thereon as specified for such Due Date in the related amortization schedule at the time applicable thereto (after adjustment, if any, for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than Deficient Valuations, or similar proceeding or any moratorium or similar waiver or grace period).

                  "Monthly Servicing Fee": As defined in Section 7.08 of the Sale and Servicing Agreement.

                  "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under Delaware law, or any successor thereto and if such corporation no longer for any reason performs the services of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated in any Securitization Agreement.

                  "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on the Mortgaged Property.

                  "Mortgage File": As described in Exhibit A to the Sale and Servicing Agreement.

                  "Mortgage Interest Rate": As to any Mortgage Loan, the per annum fixed rate at which interest accrues on the unpaid Principal Balance thereof.

                  "Mortgage Loan Schedule": The schedule of Initial Mortgage Loans as of the Initial Cut-Off Date attached as Schedule I to the Indenture, which will be deemed to be modified automatically to reflect any replacement, sale, substitution, liquidation, transfer or addition of any Mortgage Loan, including the addition of a Subsequent Mortgage Loan, pursuant to the terms hereof. The initial Mortgage Loan Schedule sets forth as to each Initial Mortgage Loan, and any subsequent Mortgage Loan Schedule provided in connection with the Subsequent Mortgage Loans will set forth as to each Subsequent Mortgage
Loan: (i) its identifying number and the name of the related Mortgagor; (ii) the billing address for the related Mortgaged Property including the state and zip code; (iii) its date of origination; (iv) the original number of months to stated maturity; (v) the original stated maturity; (vi) the original Principal Balance; (vii) its Principal Balance as of the applicable Cut-Off Date; (viii) the Mortgage Interest Rate; and (ix) the scheduled monthly payment of principal and interest.

                  "Mortgage Loans": The Initial Mortgage Loans and the Subsequent Mortgage Loans, together with any Qualified Substitute Mortgage Loans substituted therefor in accordance with the Basic Documents, as from time to time are held as a part of the Trust, the Initial Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule. When used in respect of any Payment Date, the term Mortgage Loans shall mean all Mortgage Loans (including those in respect of which the Indenture Trustee has acquired the related Mortgaged Property) which have not been repaid in full prior to the related Due Period, did not become Liquidated Mortgage Loans prior to such related Due Period or were not repurchased or replaced by the Originators (or the Depositor) prior to such related Due Period.

                  "Mortgage Note": The original, executed note or other evidence of any indebtedness of a Mortgagor under a Mortgage Loan.

                  "Mortgaged Property": The underlying property or properties securing a Mortgage Loan, consisting of a fee simple interest in one or more parcels of land.

                  "Mortgagor":  The obligor on a Mortgage Note.

                  "Net Foreclosure Profits": As to any Payment Date, the excess, if any, of (i) the aggregate Foreclosure Profits with respect to such Payment Date over (ii) Liquidated Loan Losses with respect to such Payment Date.

                  "Net Liquidation Proceeds": As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses and net of any unreimbursed Periodic Advances and Servicing Advances made by the Servicer. For all purposes of the Basic Documents, Net Liquidation Proceeds shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid Principal Balance thereof.

                  "Net REO Proceeds": As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

                  "Net Worth": The meaning assigned to such term in section 3.17(b) of the Indenture.

                  "Nonrecoverable Advances": With respect to any Mortgage Loan,
(a) any Periodic Advance previously made and not reimbursed from late collections pursuant to Section 7.03 of the Sale and Servicing Agreement, or (b) a Periodic Advance proposed to be made in respect of a Mortgage Loan or REO Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Indenture Trustee no later than the Business Day following such determination, would not ultimately be recoverable pursuant to Section 7.03 of the Sale and Servicing Agreement.

                  "Note": Any Class A Note executed by the Owner Trustee on behalf of the Trust and authenticated by the Indenture Trustee.

                  "Noteholder" or "Holder": Initially, the Initial Purchaser. Upon a transfer of Notes by the Initial Purchaser, each Person in whose name a
Note is registered in the Note Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Indenture, any Note registered in the name of the Servicer or any Subservicer, or any Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Notes necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Noteholders pursuant to the Indenture, upon the Indenture Trustee's request, the Servicer shall provide to the Indenture Trustee a notice identifying any of its Affiliates or the Affiliates of any Subservicer that is a Noteholder as of the date(s) specified by the Indenture Trustee in such request.

                  "Note Principal Balance": As to any particular Note and date of determination, the product of the Percentage Interest evidenced thereby and the aggregate principal balance of all Notes of the same Class as of such date of determination. The Trust Certificates do not have a "Note Principal Balance".

                  "Note Rate":  The Class A Note Rate.

                  "Note Register":  As defined in Section 2.06 of the Indenture.

                  "Note Registrar": As defined in Section 2.06 of the Indenture.

                  "Notes":  The Class A Notes.

                  "Officer's Certificate": A certificate signed by the chairman of the board, the president or a vice president and the treasurer, the secretary or one of the assistant treasurers or assistant secretaries, the Servicer, or the Depositor, or, with respect to the Trust, a certificate signed by a Responsible Officer of the Owner Trustee, at the direction of the related Majority Certificateholders as required by any Basic Document.

                  "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be counsel for the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, a Noteholder or a Noteholder's prospective transferee (including except as otherwise provided herein, in-house counsel) reasonably acceptable to each addressee of such opinion and experienced in matters relating to the subject of such opinion.

                  "Original Note Principal Balance": As of the Closing Date and as to the Class A Notes, $150,000,000. The Trust Certificates do not have an "Original Note Principal Balance."

                  "Original Pool Principal Balance": The aggregate Principal Balance of the Mortgage Loans, as of the Initial Cut-Off Date, which amount for the Trust is equal to $21,878,773.78.

                  "Originators": American Business Credit, Inc., HomeAmerican Credit, Inc., d/b/a Upland Mortgage and New Jersey Mortgage and Investment Corp.

                  "Other Debt Agreement": The meaning assigned to such term in section 3.17(a)(iv) of the Indenture.

                  "Outstanding": As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (a) Definitive Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (b) Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made;

                  (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                  (d) Notes alleged to have been destroyed, lost or stolen that have been paid as provided for in Section 2.07 of the Indenture;

provided, however, that in determining whether the Holders of the requisite percentage of the Note Principal Balance of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Notes or any Affiliate of the Trust, the Servicer or the Depositor or such other obligor.

                  "Owner-Occupied Mortgaged Property": A Residential Dwelling as to which (a) the related Mortgagor represented an intent to occupy as such Mortgagor's primary residence at the origination of the Mortgage Loan, and (b) the Originators have no actual knowledge that such Residential Dwelling is not so occupied.

                  "Ownership Interest": As to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  "Owner Trustee": First Union Trust Company, National Association, a national banking association, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor owner trustee thereunder.

                  "Owner Trustee Fee": As defined in Section 8.01 of the Trust Agreement.

                  "Pass-Through Transfer": The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly issued and/or privately placed, rated or unrated, mortgage pass-through or other mortgage-backed securities transaction, retaining the Servicer as "servicer" (with or without a master servicer) thereunder.

                  "Paying Agent": The Indenture Trustee or any other depository institution or trust company that is authorized by the Trust pursuant to Section
3.03 of the Indenture to pay the principal of, or interest on, any Notes on behalf of the Trust, which agent, if not the Indenture Trustee, shall have signed an instrument agreeing to be bound by the terms of the Indenture applicable to such Paying Agent.

                  "Payment Account": With respect to each Class of Notes, the segregated trust account, which shall be an Eligible Account, established and maintained pursuant to Section 8.01(a) of the Indenture and entitled "The Chase Manhattan Bank, as Indenture Trustee for ABFS Mortgage Loan Warehouse Trust 2000-1 Mortgage Backed Notes, Series 2000-1, Class A Payment Account," on behalf of the related Noteholders.

                  "Payment Amount":  The Class A Payment Amount.

                  "Payment Date": The 15th day of any month (or if such 15th day is not a Business Day, the first Business Day immediately following) commencing on April 17, 2000, or the day on which a Mortgage Loan is sold by the Trust.

                  "Percentage Interest": With respect to a Class A Note, the portion evidenced by such Note, expressed as a percentage rounded to four decimal places, equal to a fraction the numerator of which is the denomination represented by original principal balance of such Note and the denominator of which is the Original Note Principal Balance. With respect to a Trust Certificate, the portion evidenced thereby as stated on the face of such Trust Certificate.

                  "Periodic Advance": The aggregate of the advances required to be made by the Servicer on any Servicer Payment Date pursuant to Section 7.18 of the Sale and Servicing Agreement, the amount of any such advances being equal to the sum of:

                  (a) with respect to each Mortgage Loan that was Delinquent as of the close of business on the last day of the Due Period preceding the related Servicer Payment Date, the product of (i) the Principal Balance of such Mortgage Loan and (ii) one-twelfth of the Mortgage Interest Rate for such Mortgage Loan net of the Servicing Fee, and

                  (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of (i) interest on the Principal Balance of such REO Mortgage Loan at the Mortgage Interest Rate for such REO Mortgage Loan net of the Servicing Fee, for the most recently ended Due Period over (ii) the net proceeds from the REO Property transferred to the Payment Account for such Payment Date;

provided, however, that in each such case such advance has not been determined by the Servicer to be a Nonrecoverable Advance.

                  "Permitted Investments": As used herein, Permitted Investments shall include the following:

                 (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                 (b) repurchase agreements on obligations specified in clause
        (a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated in one of the two highest rating categories by the Rating Agencies;

                 (c) certificates of deposit, time deposits and bankers' acceptances (which, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company, incorporated under the laws of the United States or any state; provided, that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated in one of the two highest rating categories by the Rating Agencies;

                 (d) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated in the highest short-term rating category by the Rating Agencies;

                  (e) the VISTA U.S. Government Money Market Fund, the VISTA Prime Money Market Fund and the VISTA Treasury Plus Fund, so long as any such fund is rated in the highest rating category by Moody's or S&P;

provided, that no instrument described hereunder shall evidence either the right to receive (x) only interest with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

                  "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan": A pension or benefit plan or individual retirement arrangement that is subject to ERISA or Section 4975 of the Code.

                  "Pledged Mortgage Loans": The Mortgage Loans pledged to the Indenture Trustee pursuant to the Indenture.

                  "Predecessor Notes": With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.07 of the Indenture in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                  "Preference Amount": Any amounts paid in respect of the Notes which are recovered from any Holder of a Note as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code or other similar law in accordance with a final, nonappealable order of a court having competent jurisdiction and which have not theretofore been repaid to such Holder.

                  "Preference Claim": As defined in Section 8.03(f) of the Indenture.

                  "Prepayment Interest Shortfall": With respect to any Payment Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment, an amount equal to the excess, if any, of (a) 30 days' interest on the Principal Balance of such Mortgage Loan at a per annum rate equal to (i) the Mortgage Interest Rate (or at such lower rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act, any Deficient Valuation and/or any Debt Service Reduction) minus (ii) the Servicing Fee Rate over (b) the amount of interest actually remitted by the Mortgagor in connection with such Principal Prepayment less the Servicing Fee for such Mortgage Loan in such month.

                  "Principal Balance": As to any Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan as of such date of determination after giving effect to prepayments received prior to the end of the related Due Period and Deficient Valuations incurred prior to such date of determination. The Principal Balance of a Mortgage Loan that is not an Eligible Mortgage Loan or that becomes a Liquidated Mortgage Loan on or prior to such date of determination shall be zero.

                  "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date, other than an early future payment.

                  "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

                  "Prospective Owner": The meaning assigned to such term in
section 2.12(a) of the Indenture.

                  "PSI": The meaning assigned to such term in section 10.01(a)(ii) of the Indenture.

                  "Purchase Price": With respect to any Mortgage Loan, the Advance Amount with respect thereto.

                  "Qualified Appraiser": An appraiser, duly appointed by the Originators, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  "Qualified Institutional Buyer": As defined in Rule 144 under the Securities Act.

                  "Qualified Purchaser": A "qualified purchaser" as defined in
Section 2(a)(51) of the Investment Company Act.

                  "Qualified Substitute Mortgage Loan": A mortgage loan or mortgage loans substituted for a Deleted Mortgage Loan pursuant to Section 2.06(b) or 4.02(b) of the Sale and Servicing Agreement, which (a) has or have an interest rate at least equal to those applicable to the Deleted Mortgage Loan,
(b) relates or relate to a detached one-family residence or to the same type of Residential Dwelling or Business Purpose Property, or any combination thereof, as the Deleted Mortgage Loan and in each case has or have the same or a better lien priority as the Deleted Mortgage Loan and has or have the same occupancy status as the Deleted Mortgage Loan or is or are Owner-Occupied Mortgaged Property(ies), (c) matures or mature no later than (and not more than one year earlier than) the Deleted Mortgage Loan, (d) has or have a Loan-to-Value Ratio or Loan-to-Value Ratios at the time of such substitution no higher than the Loan-to-Value of the Deleted Mortgage Loan, (e) has or have a Combined Loan-to-Value Ratio or Combined Loan-to-Value Ratios at the time of such substitution no higher than the Combined Loan-to-Value Ratio of the Deleted Mortgage Loan, (f) has or have a Principal Balance or Principal Balances (after application of all payments received on or prior to the date of substitution) not substantially less and not more than the Principal Balance of the Deleted Mortgage Loan as of such date, and (g) complies or comply as of the date of substitution with each representation and warranty set forth in Sections 3.01 of the Sale and Servicing Agreement.

                  "Rate Protection Agreement": Any interest rate cap agreement or interest rate swap agreement entered into by the Issuer which agreement provides for payment by the applicable rate protection provider named therein, to the Issuer subject to the conditions provided therein, together with any schedules or other agreements relating thereto.

                  "Record Date": The Business Day immediately preceding the related Payment Date.

                  "Redemption Date": The Payment Date, if any, on which the Indenture is terminated and all of the Notes are redeemed pursuant to Article X of the Indenture, which date may occur on or after the Clean-Up Call Date.

                  "Reference Banks": Citibank, Barclay's Bank PLC, The Bank of Tokyo-Mitsubishi and National Westminster Bank PLC; provided, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Unaffiliated Seller which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Originators or any affiliate thereof, (iii) whose quotations appear on the Telerate Page 3750 on the relevant Interest Determination Date and (iv) which have been designated as such by the Indenture Trustee.

                  "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by deed in lieu of foreclosure.

                  "REO Mortgage Loan": Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust.

                  "REO Proceeds": Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

                  "REO Property": A Mortgaged Property acquired by the Servicer in the name of the Indenture Trustee on behalf of the Noteholders through foreclosure or deed-in-lieu of foreclosure.

                  "Reporting Date". The meaning assigned to such term in section 7.03(a).

                  "Request for Release": A request for release in substantially the form attached as Exhibit F of the Sale and Servicing Agreement.

                  "Residential Dwelling": A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a townhouse.

                  "Responsible Officer": When used with respect to the Indenture Trustee or the Owner Trustee, any officer assigned to the Corporate Trust Division (or any successor thereto), including any Vice President, Second Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Indenture Trustee or the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Servicer, the president or any vice president, assistant vice president, or any secretary or assistant secretary.

                  "Restoration Amount": As of any date of determination, the amount, if any, by which (a) the outstanding principal amount of the Class A Notes (including accrued interest thereon) as of such day exceeds, (b) the sum of (i) the Advance Amount as of such day and (ii) the Market Value of any hedge obtained pursuant to Section 7.22 of the Sale and Servicing Agreement, in effect as of such day.

                  "Sale": The meaning specified in Section 5.17 of the Indenture.

                  "Sale and Servicing Agreement": The Sale and Servicing Agreement, dated as of March 1, 2000, among the Trust, the Servicer, the Originators, the Depositor, the Collateral Agent, the Guarantor and the Indenture Trustee, providing for, among other things, the sale of the Mortgage Loans from the Depositor to the Trust and the servicing of the Mortgage Loans.

                  "Securities Act": The Securities Act of 1933, as amended.

                  "Securitization": The retirement of the Notes issued by the Trust through the offering of new securities secured or otherwise backed by the Mortgage Loans through a owner trust, REMIC, FASIT, collateralized mortgage obligation or other securitization vehicle.

                  "Securitization Agreement": The agreement or agreements entered into by the Servicer and certain third parties on the Securitization Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer as set forth in Section 14.01 of the Sale and Servicing Agreement, including, but not limited to, a pooling and servicing agreement, trust agreement or indenture and/or a subservicing/master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Servicer in servicing the related Mortgage Loans and shall provide for servicing compensation to the Servicer (calculated on a weighted average basis for all the related Mortgage Loans as of the Securitization Date) at least equal to the Servicing Fee due the Servicer in accordance with this Agreement. The form of relevant Securitization Agreement to be entered into by the master servicer or trustee and the Servicer with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Initial Purchaser and the Servicer (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

                  "Securitization Date": The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and securitized as part of a Pass-Through Transfer pursuant to Section
14.01 of the Sale and Servicing Agreement. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Servicer's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

                  "Senior Debt": The meaning assigned to such term in Section 5.01(j) of the Indenture.

                  "Senior Lender": The meaning assigned to such term in Section 5.01(j) of the Indenture.

                  "Senior Loan Agreement": The meaning assigned to such term in
Section 5.01(j) of the Indenture.

                  "Servicer": American Business Credit, Inc., a Pennsylvania corporation, or any successor appointed as herein provided.

                  "Servicer Event of Default": As defined in Section 9.01 of the Sale and Servicing Agreement.

                  "Servicer Extension Notice": As defined in Section 10.04 of the Sale and Servicing Agreement.

                  "Servicer Payment Date": With respect to any Payment Date, the 10th day of the month in which such Payment Date occurs, or if such 10th day is not a Business Day, the Business Day preceding such 10th day.

                  "Servicer Remittance Amount": With respect to any Servicer Payment Date, an amount equal to the sum of (i) all collections of principal and interest on the Mortgage Loans (including Principal Prepayments, Net REO Proceeds and Net Liquidation Proceeds, if any) collected by the Servicer during the related Due Period, (ii) all Periodic Advances made by the Servicer with respect to interest payments due to be received on the Mortgage Loans on the related Due Date and (iii) any other amounts required to be placed in the Collection Account by the Servicer pursuant to the Sale and Servicing Agreement but excluding the following:

                  (a) amounts received on particular Mortgage Loans as late payments of interest and respecting which the Servicer has previously made an unreimbursed Periodic Advance;

                  (b) amounts received on a particular Mortgage Loan with respect to which the Servicer has previously made an unreimbursed Servicing Advance, to the extent of such unreimbursed Servicing Advance;

                  (c) those portions of each payment of interest on a particular Mortgage Loan which represent the Servicing Fee;

                  (d) that portion of Liquidation Proceeds and REO Proceeds to the extent of any unpaid Servicing Fee;

                  (e) all income from Permitted Investments that is held in the Collection Account for the account of the Servicer;

                  (f) all amounts in respect of late fees, assumption fees, prepayment fees and similar fees;

                  (g) certain other amounts which are reimbursable to the Servicer, as provided in this Sale and Servicing Agreement;

                  (h) Net Foreclosure Profits; and

                  (i) the proceeds of any hedge obtained pursuant to Section
         7.22 of the Sale and Servicing Agreement.

                  "Servicer Remittance Report": The monthly report prepared by the Servicer and delivered to the parties specified in Section 7.16(a) of the Sale and Servicing Agreement, and containing the following information:

                  (a) the amount of the payment with respect to the Class A Notes and the Trust Certificates;

                  (b) the amount of such payments allocable to principal, separately identifying the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein;

                  (c) the amount of such payments allocable to interest and the calculation thereof;

                  (d) the Note Principal Balance of Class A Notes as of such Payment Date after giving effect to any payment of principal on such Payment Date;

                  (e) the total of any Substitution Adjustments and any Loan Repurchase Price amounts included in such payment;

                  (f) any Restoration Amount then outstanding;

                  (g) the aggregate Principal Balance of all Mortgage Loans that have ceased to be Eligible Mortgage Loans since the Initial Cut-Off Date (such Principal Balance measured as of the day immediately preceding the date on which each such Mortgage Loan ceased to be an Eligible Mortgage Loan), provided that each such Mortgage Loan was Delinquent more than 30 days at the time such Mortgage Loan ceased to be an Eligible Mortgage Loan, but excluding any Mortgage Loans that have been released from the lien of the Indenture due to the disposition of such Mortgage Loans in a Securitization or as part of a whole loan sale aggregating $5,000,000 or more in unpaid Principal Balance;

                  (h) the Collateral Performance Ratio; and

                  (i) LIBOR for each day during the related Collection Period together with a calculation of the daily amount of interest due based on such rate.

                  Items (a), (b) and (c) above shall, with respect to the Class A Notes, be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Servicer shall furnish a report to each Holder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (a), (b) and (c) with respect to the Notes for such calendar year.

                  "Servicing Advances": All reasonable and customary "out-of-pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the REO Property, including reasonable fees paid to any independent contractor in connection therewith, (d) compliance with the obligations under Section 7.06 of the Sale and Servicing Agreement, all of which reasonable and customary out-of-pocket costs and expenses are reimbursable to the Servicer to the extent provided in Sections 7.03 and 7.06 of the Sale and Servicing Agreement.

                  "Servicing Compensation": The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.08 of the Sale and Servicing Agreement.

                  "Servicing Fee": As to each Mortgage Loan, the annual fee payable to the Servicer, which is calculated as an amount equal to the product of (a) Servicing Fee Rate, and (b) the Principal Balance thereof. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed on the basis of the same Principal Balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

                  "Servicing Fee Rate":  0.50% per annum

                  "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee and the Collateral Agent by the Servicer, as such list may from time to time be amended.

                  "Startup Day": The day designated as such pursuant to Section 2.07(a) of the Trust Agreement.

                  "Stock": All shares, options, warrants, interests, participation or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

                  "Subsequent Cut-Off Date": With respect to any Subsequent Mortgage Loans, the close of business on the last day of the calendar month preceding the month in which the Subsequent Transfer Date for such Subsequent Mortgage Loans occurred or, with respect to any Subsequent Mortgage Loans that were originated or acquired after such date, the Subsequent Cut-Off Date shall be the date of origination or acquisition of such Subsequent Mortgage Loans.

                  "Subsequent Contribution Agreement": Any Subsequent Contribution Agreement, between the Depositor and the Trust, in the form of Exhibit G to the Sale and Servicing Agreement, relating to the contribution to the Trust of Subsequent Mortgage Loans.

                  "Subsequent Mortgage Loans": The Mortgage Loans hereafter purchased by the Trust and pledged to the Indenture Trustee.

                  "Subsequent Pledge Agreement": Any Subsequent Pledge Agreement, between the Trust and the Indenture Trustee, in the form of Exhibit B to the Indenture, relating to the pledge to the Indenture Trustee, on behalf of the Noteholders, of Subsequent Mortgage Loans.

                  "Subsequent Transfer": The purchase by the Trust and pledge to the Indenture Trustee of the Subsequent Mortgage Loans.

                  "Subsequent Transfer Agreement": Any Subsequent Transfer Agreement, among the Originators and the Depositor, in the form of Exhibit A to the Sale and Servicing Agreement, relating to the transfer to the Depositor of any Subsequent Mortgage Loans.

                  "Subsequent Transfer Date": The date on which Subsequent Mortgage Loans are purchased by the Trust.

                  "Subservicers": HomeAmerican Credit, Inc., d/b/a Upland Mortgage, a Pennsylvania corporation, or its successor in interest and New Jersey Mortgage and Investment Corp., a New Jersey corporation, or its successor in interest.

                  "Subservicing Agreement": The agreement between the Servicer and the Subservicers relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 7.13 of the Sale and Servicing Agreement, a copy of which shall be delivered, along with any modifications thereto, to the Indenture Trustee and the Initial Purchaser.

                  "Substitution Adjustment": As to any date on which a substitution occurs pursuant to Sections 2.06(b) or 4.02(b) of the Sale and Servicing Agreement, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances of the related Deleted Mortgage Loans together with 30-days' interest thereon at the Mortgage Interest Rate.

                  "Supplemental Mortgage Loan Schedule": The meaning assigned to such term in Section 3.18(a) of the Indenture.

                  "Tangible Net Worth": The meaning assigned to such term in
Section 3.17(b) of the Indenture.

                  "Telerate Page 3750": The display designated as Telerate Page 3750 on the Telerate Service (or such other page as may replace the Telerate page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Termination Price": The sum of (i) 100% of the Aggregate Principal Balance of each outstanding Mortgage Loan, (ii) the greater of (A) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (B) thirty (30) days' interest thereon, computed at a rate equal to the related Mortgage Interest Rate, in each case net of the Servicing Fee and (iii) in the case of any Mortgage Loan that is not included in a Securitization lead managed by or a whole loan transfer managed by Prudential Securities Incorporated, an amount to be paid to the Initial Purchaser equal to 0.30% multiplied by the Aggregate Principal Balance of such Mortgage Loans.

                  "Transaction Documents": The meaning assigned to such term in
Section 3.17(a)(ii) of the Indenture.

                  "Trust": ABFS Mortgage Loan Warehouse Trust 2000-1, a Delaware statutory business trust.

                  "Trust Agreement": The Trust Agreement, dated as of March 1, 2000, between the Depositor and the Owner Trustee, relating to the establishment of the Trust.

                  "Trust Certificate": The certificate evidencing the entire beneficial ownership interest in the Trust.

                  "Trust Certificateholder" or "Holder": A Person in whose name a Trust Certificate is registered.

                  "Trust Estate": All money, instruments and other property subject or intended to be subject to the lien of the Indenture, for the benefit of the Noteholders, as of any particular time, including, without limitation, all property and interests, including all proceeds thereof, Granted to the Indenture Trustee, for the benefit of the Noteholders, pursuant to the Granting Clauses of the Indenture.

                  "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as it may be amended from time to time.

                  "Trust Order" and "Trust Request": A written order or request of the Trust signed on behalf of the Trust by an Authorized Officer of the Owner Trustee, at the direction of the related Majority Certificateholders and delivered to the Indenture Trustee or the Authenticating Agent, as applicable.

                  "Underwriting Guidelines": The underwriting guidelines of the Originators as approved by the Initial Purchaser and the Depositor.

                  "Uniform Commercial Code": The Uniform Commercial Code as in affect in the State of New York.

                  "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States can exercise primary jurisdiction over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust.